UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California		90017-5439
(Address of principal executive offices)		(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Maureen A. Miller, Esq. Joseph M. Mannon, Esq. Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, IL 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:	(213) 430-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period:	July 1, 2016 - December 31, 2016

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2016

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	25
GLOBAL VALUE FUND	32
INTERNATIONAL VALUE FUND	34
VALUE OPPORTUNITIES FUND	36
CAPITAL INCOME FUND	40
HIGH YIELD FUND	47
STATEMENTS OF ASSETS & LIABILITIES	54
STATEMENTS OF OPERATIONS	56
STATEMENTS OF CHANGES IN NET ASSETS	58
FINANCIAL HIGHLIGHTS	63
NOTES TO THE FINANCIAL STATEMENTS	68
FUND EXPENSE EXAMPLES	80
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2016.

OVERVIEW

In the six months ended December 31, 2016, the S&P 500® Index returned +7.8%, the Russell Developed Index returned +7.6%, and the BofA Merrill Lynch US High Yield Index returned +7.5%.

Until recently, equity investors had favored real estate investment trusts (REITs), consumer staples, regulated utilities, and other market segments with relatively stable revenue streams and high dividend payout ratios. Many market participants, searching for yield in a low interest rate environment seemed to view these stocks as bond surrogates due to these attributes. The global market viewed these stocks as bond surrogates, particularly because of the low interest rate environments in major developed economies. Our opinion has been that these sectors were bid up to excessive valuation levels; stable businesses make for risky investments if you have to overpay relative to the intrinsic value of the enterprise. In contrast, stocks of companies with more cyclical businesses were shunned irrespective of valuation; hence, this is where we identified the most compelling risk-adjusted return opportunities across the market cap spectrum and across geographies. Value dislocations eventually revert to reflect underlying economic fundamentals. We observed the beginnings of such a reversion in the latter half of 2016, as the large dislocation between perceived bond proxies and cyclical companies narrowed. While the value reversion was large, so was the initial dislocation; as a result, we believe that value spreads remain wider than average today.

Over the long-term, a company's earnings power and associated intrinsic value are the dominant drivers of stock performance. In the short-term, changes in market sentiment can drive stock performance as macroeconomic factors, geopolitical issues, or other major events can cause investors to become skittish or greedy. As we look to 2017 and beyond, we maintain our unwavering commitment to the time-tested principles of long-term fundamental value investing and prudent risk management.

In credit markets, lower rated bonds performed best over the six months, with the CCC & below cohort up an impressive +17%. Many of these were energy credits; energy was the top-performing sector over the period, outperforming the broad market by more than 5 percentage points. High yield spreads tightened by about 200 basis points since June 30th, closing 2016 at 422 basis points. The high yield market's (BofA Merrill Lynch US High Yield Index) historical median spread is about 500 basis points, so the current market is tighter than average. While not ideal, a tighter-than-average market can be rationalized considering the benign default rate outlook. Commodity-related sectors have been cleansed and default activity has slowed to a crawl. With the weakest energy credits already restructured and oil prices up from depressed levels, commodity sectors appear to be on more solid footing. While individual opportunities remain for diligent active credit pickers, spreads for commodity sectors have fully converged with the rest of the market — a rather astonishing feat considering that early in 2016 commodity sector spreads were about 1,000 basis points wider than the rest of the market. Meanwhile, defaults have been essentially non-existent outside commodity sectors, persisting at less than 1% for more than a year.

Overall, the high yield market has been well-behaved which at least partially explains why valuations are slightly less compelling than historical averages. Leverage remains in check, maturities are termed out well, leveraged buy out (LBO) activity is contained, and low rated new issuance is at the lowest level in more than a decade. Considering that revenue and earnings have shown signs of improvement it is unsurprising that defaults are on the mend. Also, while much of the high yield market is fairly valued, opportunities exist for active managers.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of +19.02% for the six month period ended December 31, 2016 compared to the Russell 1000® Value Index return of +10.39%.

The Fund's Class I shares outperformed the Russell 1000® Value Index over the six month period. At the beginning of the period, about 33% of the portfolio was invested in stocks that traded at a discount to book value compared to about 13% for the index. This helped relative performance as this group outperformed the rest of the market by a considerable margin. Positive stock selection in financials was a large performance contributor as well, as the portfolio's aggregate exposure to banks and capital markets companies each returned more than +50%. The overweight exposure to financials and underweight exposures to consumer staples and real estate also helped performance. On the negative side, stock selection in utilities, telecommunication services, and information technology were modest detractors. The five largest individual positive contributors to relative performance over the six month period were Bank of America, Citizens Financial, Citigroup, Morgan Stanley, and AIG; the largest detractors were Calpine, Ericsson, Vodafone, GlaxoSmithKline, and Oracle.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of +16.95% for the six month period ended December 31, 2016, compared to the Russell 1000® Value Index return of +10.39%.

Over the six month period ended December 31, 2016, the Fund's Class I shares outperformed the Russell 1000® Value Index. Positive stock selection in financials was a major performance contributor over the period, led by banks and capital markets — both industries returned more than +50% in aggregate over the six month period for the Fund. The underweight allocation to consumer staples and real estate also helped relative performance along with the overweight allocation to financials. Stocks trading at a discount to book value outperformed the broad market significantly in the period; at the beginning of the period, about 33% of the Fund was invested in such stocks compared to about 13% for the Russell 1000® Value Index, which helped relative performance. Stock selection in utilities, telecommunication services, and information technology detracted from performance over the six months. The largest individual contributors to the positive relative performance over the period were Bank of America, Citizens Financial, Citigroup, State Street, and AIG; the largest detractors were Calpine, Vodafone, Ericsson, Oracle, and GlaxoSmithKline.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of +23.93% for the six month period ended December 31, 2016, compared to the Russell Midcap® Value Index return of +10.22%.

The Fund's Class I shares outperformed the Russell Midcap® Value Index in the six month period ended December 31, 2016. Six months ago, nearly 40% of the Fund was invested in stocks trading at a discount to book value compared to about 12% for the index, which helped relative performance as deeply discounted stocks outperformed the rest of the market substantially. Positive stock selection in industrials, financials, and real estate were notable performance contributors. The overweight allocation to financials and information technology along with the underweight allocation to real estate also helped. Stock selection in utilities and health care detracted from performance. The five largest individual contributors to the positive relative performance were Navistar, Citizens Financial, Regions Financial, Popular, and Whiting Petroleum; the largest individual detractors were Calpine, NRG Energy, Royal Mail, Ericsson, and Bed Bath & Beyond.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of +27.41% for the six month period ended December 31, 2016, compared to the Russell 2000® Value Index return of +24.19%.

The Fund's Class I shares outperformed the Russell 2000® Value Index over the six month period ended December 31, 2016. Positive stock selection was the primary driver of outperformance, led by the consumer discretionary, real estate, financials, and information technology sectors. The overweight exposure to industrials along with the underweight exposure to real estate and utilities also helped relative performance. The five largest individual positive contributors to relative performance over the six month period were Rush Enterprises, EnPro Industries, KeyCorp, ARRIS International, and Popular; the five largest detractors were LifePoint, Real Industry, Great Plains Energy, Masonite International, and NRG Energy.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of +29.17% for the six month period ended December 31, 2016, compared to the Russell 2000® Value Index return of +24.19%.

Over the six month period ended December 31, 2016, the Fund's Class I shares outperformed the Russell 2000® Value Index. Stock selection was positive in 8 of the 11 GICS® sectors over the period, and was particularly strong in real estate, consumer discretionary, and energy. The underweight allocation to real estate and utilities, along with the overweight allocation to energy helped relative performance as well. The Fund was overweight stocks with market capitalizations below $500 million, which also helped performance as smaller cap stocks outperformed. On the negative side, stock selection in health care and utilities along with the overweight exposure to consumer discretionary hurt relative performance.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of +18.25% for the six month period ended December 31, 2016, compared to the Russell Developed Index return of +7.61%.

The Fund's Class I shares outperformed the Russell Developed Index over the six month period ended December 31, 2016. At the beginning of the period, the Fund had about 46% invested in stocks trading at a discount to book value compared to about 13% for the index. This helped relative performance considerably as this group of stocks outperformed the market by a wide margin. The Fund's ability to invest across the market cap spectrum benefitted relative performance as well because small and mid cap stocks outperformed large cap stocks; the Fund was overweight the former and underweight the latter. Stock selection was positive or neutral in 9 of the 11 GICS® sectors, with consumer discretionary, consumer staples, and financials leading the way. The overweight allocation to financials and underweight allocations to consumer staples and health care also helped relative performance. Stock selection in utilities and materials, along with the underweight exposure to materials hurt relative performance. The five largest positive contributors to relative performance over the period were Navistar, Bank of America, Citigroup, AIG, and Popular; the largest detractors were Calpine, Ericsson, Vodafone, Royal Mail, and NRG Energy.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of +13.90% for the six month period ended December 31, 2016, compared to the Russell Developed ex-U.S. Index return of +5.87%.

For the six months ended December 31, 2016, the Fund's Class I shares outperformed the Russell Developed ex-U.S. Index. The Fund had about 36% invested in stocks trading at a discount to book value at the beginning of the period, compared to about 21% for the index. This helped relative performance as deeply discounted stocks outperformed the broad market by a substantial margin. Stock selection was positive or neutral in 9 of the 11 GICS® sectors over the period, and was particularly strong in consumer staples, health care, and financials. Stock selection in telecommunication services and materials, along with the underweight exposure to materials and consumer discretionary detracted from performance. The five largest individual positive contributors to relative performance over the period were ARRIS International, Societe Generale, Barclays, WorleyParsons, and Draegerwerk; the largest detractors were Royal Mail, Ericsson, Vodafone, Rockhopper, and GlaxoSmithKline.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of +22.81% for the six month period ended December 31, 2016, compared to the S&P 500® Index return of +7.82%.

The Fund's Class I shares outperformed the S&P 500® Index over the six months ended December 31, 2016. The Fund's ability to invest across the market cap spectrum benefitted relative performance. About 24% of the Fund was invested in stocks with a market cap below $3 billion at the beginning of the period; this group returned more than +30% over the period. Stocks trading at a discount to book value outperformed the broad market by a large margin over the six month period. About 42% of the Fund was invested in such stocks at the beginning of the period, compared to about 6% for the S&P 500® Index. Security selection was positive or neutral in all sectors except information technology, which was a nominal detractor. Security selection was particularly strong in health care, consumer discretionary, financials, and industrials. The five largest positive stock contributors to relative performance in the period were Bank of America, Goldman Sachs, Office Depot, ARRIS International, and Rush Enterprises; the largest detractors were Ericsson, Royal Mail, Oracle, InterOil, and Real Industry.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of +16.22% for the six month period ended December 31, 2016, compared to the 50/50 blended benchmark of the S&P 500® Index and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of +2.48%.

In the six month period ended December 31, 2016, the Fund's Class I shares outperformed the 50/50 blended benchmark. The Fund's average equity exposure over the period was 57% compared to the long-term target of 50%, with the balance invested in high yield bonds. This helped relative performance over the period as the equity portion of the portfolio outperformed the high yield portion of the portfolio — though both outperformed the respective benchmarks.

The equity portion of the Fund outperformed the S&P 500® Index over the six month period. At the beginning of the period, 44% of the Fund's equity portion was invested in stocks trading at a discount to book value compared to about 6% for the S&P 500® Index. This group of stocks outperformed the broad market considerably, helping relative performance. Positive stock selection in consumer discretionary, consumer staples, and financials were notable positive contributors along with the overweight exposure to financials and underweight exposure to consumer staples. The five largest positive contributors to relative performance over the period were Fifth Street Asset

Management, Popular, Bank of America, ARRIS International, and Citigroup; the largest detractors were Ericsson, Vodafone, Royal Mail, Calpine, and CoreCivic.

The high yield portion of the Fund outperformed the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and the BofA Merrill Lynch US High Yield Index over the six month period. Outperformance relative to the high yield index was driven by positive credit selection in energy, automotive, and services credits along with the overweight allocation to the energy and basic industry sectors.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of +8.15% for the six month period ended December 31, 2016, compared to the BofA Merrill Lynch BB-B US High Yield Constrained Index return of +6.32%.

The Fund's Class I shares outperformed the BofA Merrill Lynch US High Yield Index and the BofA Merrill Lynch BB-B US High Yield Constrained Index over the six months ended December 31, 2016. Positive credit selection in energy, automotive, services, and capital goods drove the outperformance during the period. The overweight exposure to the energy and basic industry sectors had a more modest positive impact on relative performance. Credit selection in consumer goods and the underweight exposure to telecommunications detracted from relative performance over the period.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager	Patty McKenna Fund Manager

James Miles Fund Manager	Stan Majcher Fund Manager	David Green Fund Manager	Scott McBride Fund Manager

Judd Peters Fund Manager	Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager	Ryan Thomes Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors and the International Value Fund is not offering Class A or Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

Russell Developed ex-U.S. Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges, excluding U.S. securities.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

Fund Information

BofA Merrill Lynch US High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2016. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2016. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS® ) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given periods. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of the Fund's future performance.

A basis point is one hundredth of one percent (0.01%).

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Market Capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-book (P/B) is the price of a stock divided by its book value. Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

The Value Opportunities Fund held futures contracts and the High Yield Fund held credit default swap contracts, which resulted in realized gains and unrealized losses to each Fund.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	19.02%	19.94%	15.29%	4.25%	6.87%
Class A
Average annual total return (with sales charge)	12.59%	13.34%	13.77%	3.43%	6.14%
Average annual total return (without sales charge)	18.87%	19.62%	15.01%	3.99%	6.60%
Class C
Average annual total return (with CDSC)	17.42%	17.67%	14.13%	3.24%	5.82%
Average annual total return (without CDSC)	18.42%	18.67%	14.13%	3.24%	5.82%
S&P 500® Index††
Average annual total return	7.82%	11.96%	14.66%	6.95%	8.18%
Russell 1000® Index††
Average annual total return	8.01%	12.05%	14.69%	7.08%	8.44%
Russell 1000® Value Index††
Average annual total return	10.39%	17.34%	14.80%	5.72%	7.97%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	16.95%	19.72%	15.80%	4.32%	9.07%
Class A
Average annual total return (with sales charge)	10.61%	13.11%	14.27%	3.49%	8.62%
Average annual total return (without sales charge)	16.74%	19.38%	15.51%	4.05%	8.82%
Class C
Average annual total return (with CDSC)	15.31%	17.50%	14.65%	3.31%	8.00%
Average annual total return (without CDSC)	16.31%	18.50%	14.65%	3.31%	8.00%
Class R
Average annual total return	16.65%	19.13%	15.23%	3.79%	8.54%
S&P 500® Index††
Average annual total return	7.82%	11.96%	14.66%	6.95%	9.40%
Russell 1000® Index††
Average annual total return	8.01%	12.05%	14.69%	7.08%	9.52%
Russell 1000® Value Index††
Average annual total return	10.39%	17.34%	14.80%	5.72%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	23.93%	21.00%	17.28%	7.27%	12.54%
Class A
Average annual total return (with sales charge)	17.29%	14.37%	15.74%	6.43%	11.96%
Average annual total return (without sales charge)	23.79%	20.70%	16.99%	7.00%	12.26%
Class C
Average annual total return (with CDSC)	22.30%	18.81%	16.11%	6.27%	11.45%
Average annual total return (without CDSC)	23.30%	19.81%	16.11%	6.27%	11.45%
Class R
Average annual total return	23.61%	20.43%	16.72%	6.74%	12.06%
Russell Midcap® Index††
Average annual total return	7.87%	13.80%	14.72%	7.86%	10.05%
Russell Midcap® Value Index††
Average annual total return	10.22%	20.00%	15.70%	7.59%	10.64%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	27.41%	20.12%	17.12%	7.71%	11.83%
Class A
Average annual total return (with sales charge)	20.58%	13.53%	15.57%	6.86%	11.38%
Average annual total return (without sales charge)	27.25%	19.81%	16.82%	7.43%	11.58%
Class C
Average annual total return (with CDSC)	25.75%	17.91%	15.95%	6.71%	10.77%
Average annual total return (without CDSC)	26.75%	18.91%	15.95%	6.71%	10.77%
Russell 2000® Index††
Average annual total return	18.68%	21.31%	14.46%	7.07%	9.87%
Russell 2000® Value Index††
Average annual total return	24.19%	31.74%	15.07%	6.26%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	Since 6/30/14*
Class I
Average annual total return	29.17%	34.02%	9.40%
Class A
Average annual total return (with sales charge)	22.26%	26.48%	6.79%
Average annual total return (without sales charge)	28.98%	33.54%	9.09%
Russell 2000® Index††
Average annual total return	18.68%	21.31%	6.79%
Russell 2000® Value Index††
Average annual total return	24.19%	31.74%	8.25%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	Since 12/31/12*
Class I
Average annual total return	18.25%	16.41%	11.08%
Class A
Average annual total return (with sales charge)	12.00%	10.03%	9.36%
Average annual total return (without sales charge)	18.21%	16.14%	10.83%
Russell Developed Index††
Average annual total return	7.61%	8.82%	10.06%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	Since 12/31/15* (1 Year)
Class I
Average annual total return	13.90%	11.17%
Russell Developed ex-U.S. Index††
Average annual total return	5.87%	3.36%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	22.81%	19.42%	17.79%	9.24%	12.97%
Class A
Average annual total return (with sales charge)	16.25%	12.88%	16.24%	8.39%	12.32%
Average annual total return (without sales charge)	22.69%	19.15%	17.51%	8.97%	12.75%
Class C
Average annual total return (with CDSC)	21.19%	17.24%	16.63%	8.20%	11.89%
Average annual total return (without CDSC)	22.19%	18.24%	16.63%	8.20%	11.89%
S&P 500® Index††
Average annual total return	7.82%	11.96%	14.66%	6.95%	9.12%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	5 Years	Since 12/31/10*
Class I
Average annual total return	16.22%	21.50%	11.21%	10.33%
Class A
Average annual total return (with sales charge)	10.39%	15.37%	10.29%	9.66%
Average annual total return (without sales charge)	15.92%	21.07%	11.36%	10.55%
S&P 500® Index††
Average annual total return	7.82%	11.96%	14.66%	12.47%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	–2.72%	2.61%	2.28%	3.20%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2016	Six Months	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	8.15%	16.02%	7.55%	11.54%
Class A
Average annual total return (with sales charge)	3.94%	11.33%	6.45%	10.61%
Average annual total return (without sales charge)	7.96%	15.69%	7.27%	11.16%
Class C
Average annual total return (with CDSC)	6.61%	14.08%	6.47%	10.42%
Average annual total return (without CDSC)	7.61%	15.08%	6.47%	10.42%
BofA Merrill Lynch BB-B US High Yield Constrained Index††
Average annual total return	6.32%	14.72%	7.05%	11.50%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.98%
Citigroup, Inc.	4.76%
Microsoft Corp.	3.99%
Bank of America Corp.	3.81%
Marathon Oil Corp.	3.80%
Hewlett Packard Enterprise Company	3.79%
Oracle Corp.	3.27%
Corning, Inc.	2.97%
Telefonaktiebolaget LM Ericsson	2.55%
Sanofi	2.50%
COMMON STOCKS — 99.94%	Shares Held	Value
CONSUMER DISCRETIONARY — 11.99% Auto Components — 1.41%
Adient PLC (a)	13,274	$777,856
Magna International, Inc.	23,800	1,032,920
		1,810,776
Automobiles — 2.75%
General Motors Company	57,500	2,003,300
Harley-Davidson, Inc.	10,700	624,238
Honda Motor Company Ltd. — ADR	30,900	901,971
		3,529,509
Media — 5.89%
CBS Corp.	25,100	1,596,862
Comcast Corp.	29,100	2,009,355
Discovery Communications, Inc. — Class A (a)	92,400	2,532,684
Discovery Communications, Inc. — Class C (a)	29,900	800,722
Omnicom Group, Inc.	7,300	621,303
		7,560,926
Multiline Retail — 0.82%
Target Corp.	14,500	1,047,335
Specialty Retail — 1.12%
Bed Bath & Beyond, Inc.	35,200	1,430,528
TOTAL CONSUMER DISCRETIONARY		15,379,074
CONSUMER STAPLES — 2.21% Food & Staples Retailing — 0.96%
Wal-Mart Stores, Inc.	17,800	1,230,336
Food Products — 1.25%
Bunge Ltd.	10,000	722,400
Kellogg Company	12,000	884,520
		1,606,920
TOTAL CONSUMER STAPLES		2,837,256
	Shares Held	Value
ENERGY — 10.62% Oil, Gas & Consumable Fuels — 10.62%
Apache Corp.	10,400	$660,088
Cobalt International Energy, Inc. (a)	337,100	411,262
Hess Corp.	46,600	2,902,714
Kosmos Energy Ltd. (a)	109,100	764,791
Marathon Oil Corp.	281,800	4,877,958
Murphy Oil Corp.	54,300	1,690,359
Royal Dutch Shell PLC — ADR	42,762	2,325,398
TOTAL ENERGY		13,632,570
FINANCIALS — 29.13% Banks — 15.08%
Bank of America Corp.	221,222	4,889,006
Citigroup, Inc.	102,674	6,101,916
Citizens Financial Group, Inc.	65,600	2,337,328
JPMorgan Chase & Company	28,000	2,416,120
Regions Financial Corp.	96,300	1,382,868
Wells Fargo & Company	40,334	2,222,807
		19,350,045
Capital Markets — 4.41%
The Goldman Sachs Group, Inc.	5,700	1,364,865
Morgan Stanley	53,900	2,277,275
State Street Corp.	25,900	2,012,948
		5,655,088
Consumer Finance — 2.24%
Capital One Financial Corp.	32,900	2,870,196
Insurance — 7.40%
The Allstate Corp.	18,200	1,348,984
American International Group, Inc.	97,800	6,387,318
The Travelers Companies, Inc.	14,400	1,762,848
		9,499,150
TOTAL FINANCIALS		37,374,479

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 8.53% Biotechnology — 0.77%
Biogen, Inc. (a)	3,500	$992,530
Health Care Equipment & Supplies — 1.07%
Medtronic PLC	8,782	625,542
Zimmer Biomet Holdings, Inc.	7,300	753,360
		1,378,902
Health Care Providers & Services — 2.47%
Anthem, Inc.	22,000	3,162,940
Pharmaceuticals — 4.22%
GlaxoSmithKline PLC — ADR	57,100	2,198,921
Sanofi — ADR	79,400	3,210,936
		5,409,857
TOTAL HEALTH CARE		10,944,229
INDUSTRIALS — 12.98% Aerospace & Defense — 3.27%
The Boeing Company	11,500	1,790,320
Embraer SA — ADR	25,800	496,650
Rockwell Collins, Inc.	20,600	1,910,856
		4,197,826
Building Products — 1.79%
Johnson Controls International PLC	55,747	2,296,219
Electrical Equipment — 1.02%
Eaton Corp. PLC	19,500	1,308,255
Industrial Conglomerates — 1.41%
Koninklijke Philips NV	59,046	1,805,036
Machinery — 5.49%
CNH Industrial NV	218,200	1,896,158
Cummins, Inc.	20,800	2,842,736
PACCAR, Inc.	11,000	702,900
Parker-Hannifin Corp.	11,500	1,610,000
		7,051,794
TOTAL INDUSTRIALS		16,659,130
INFORMATION TECHNOLOGY — 17.35% Communications Equipment — 2.55%
Telefonaktiebolaget LM Ericsson — ADR	560,800	3,269,464
Electronic Equipment, Instruments & Components — 3.32%
Corning, Inc.	157,200	3,815,244
TE Connectivity Ltd.	6,300	436,464
		4,251,708
IT Services — 0.43%
Teradata Corp. (a)	20,400	554,268
	Shares Held	Value
Software — 7.26%
Microsoft Corp.	82,300	$5,114,122
Oracle Corp.	109,300	4,202,585
		9,316,707
Technology Hardware, Storage & Peripherals — 3.79%
Hewlett Packard Enterprise Company	210,300	4,866,342
TOTAL INFORMATION TECHNOLOGY		22,258,489
MATERIALS — 1.46% Containers & Packaging — 1.46%
International Paper Company	22,900	1,215,074
Packaging Corp. of America	7,800	661,596
TOTAL MATERIALS		1,876,670
TELECOMMUNICATION SERVICES — 1.89% Wireless Telecommunication Services — 1.89%
Vodafone Group PLC — ADR	99,263	2,424,995
TOTAL TELECOMMUNICATION SERVICES		2,424,995
UTILITIES — 3.78% Electric Utilities — 0.85%
PPL Corp.	16,500	561,825
The Southern Company	10,900	536,171
		1,097,996
Independent Power and Renewable Electricity Producers — 2.93%
Calpine Corp. (a)	226,700	2,591,181
NRG Energy, Inc.	94,900	1,163,474
		3,754,655
TOTAL UTILITIES		4,852,651
Total common stocks (Cost $162,061,843)		128,239,543
Total long-term investments (Cost $162,061,843)		128,239,543
SHORT-TERM INVESTMENTS — 0.14%	Principal Amount
Time Deposits — 0.14%
Bank of Montreal, 0.26%, 01/03/2017*	$182,134	182,134
Total short-term investments (Cost $182,134)		182,134
Total investments — 100.08% (Cost $162,243,977)		128,421,677
Liabilities in excess of other assets — (0.08)%		(100,176)
Net assets — 100.00%		$128,321,501

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.00%
Citigroup, Inc.	4.93%
Hewlett Packard Enterprise Company	4.15%
Marathon Oil Corp.	4.14%
Bank of America Corp.	4.04%
Microsoft Corp.	3.77%
Oracle Corp.	3.62%
Anthem, Inc.	3.00%
Corning, Inc.	2.79%
Capital One Financial Corp.	2.72%
COMMON STOCKS — 97.42%	Shares Held	Value
CONSUMER DISCRETIONARY — 11.60% Auto Components — 1.70%
Adient PLC (a)	77,691	$4,552,693
Magna International, Inc.	82,900	3,597,860
		8,150,553
Automobiles — 2.68%
General Motors Company	205,900	7,173,556
Harley-Davidson, Inc.	40,000	2,333,600
Honda Motor Company Ltd. — ADR	115,300	3,365,607
		12,872,763
Media — 5.27%
CBS Corp.	89,700	5,706,714
Comcast Corp.	103,200	7,125,960
Discovery Communications, Inc. — Class A (a)	350,500	9,607,205
Discovery Communications, Inc. — Class C (a)	107,100	2,868,138
		25,308,017
Multiline Retail — 0.80%
Target Corp.	52,900	3,820,967
Specialty Retail — 1.15%
Bed Bath & Beyond, Inc.	135,700	5,514,848
TOTAL CONSUMER DISCRETIONARY		55,667,148
CONSUMER STAPLES — 1.10% Food & Staples Retailing — 1.10%
Wal-Mart Stores, Inc.	76,600	5,294,592
TOTAL CONSUMER STAPLES		5,294,592
ENERGY — 10.22% Oil, Gas & Consumable Fuels — 10.22%
Hess Corp.	176,400	10,987,956
Marathon Oil Corp.	1,148,700	19,883,997
Murphy Oil Corp.	298,900	9,304,757
Royal Dutch Shell PLC — ADR	163,572	8,895,045
TOTAL ENERGY		49,071,755
	Shares Held	Value
FINANCIALS — 28.74% Banks — 14.63%
Bank of America Corp.	876,949	$19,380,573
Citigroup, Inc.	397,988	23,652,427
Citizens Financial Group, Inc.	205,100	7,307,713
JPMorgan Chase & Company	126,400	10,907,056
Wells Fargo & Company	162,763	8,969,869
		70,217,638
Capital Markets — 4.13%
The Goldman Sachs Group, Inc.	30,400	7,279,280
State Street Corp.	161,200	12,528,464
		19,807,744
Consumer Finance — 2.72%
Capital One Financial Corp.	149,500	13,042,380
Insurance — 7.26%
The Allstate Corp.	64,900	4,810,388
American International Group, Inc.	367,500	24,001,425
The Travelers Companies, Inc.	49,300	6,035,306
		34,847,119
TOTAL FINANCIALS		137,914,881
HEALTH CARE — 8.30% Health Care Equipment & Supplies — 1.44%
Medtronic PLC	32,700	2,329,221
Zimmer Biomet Holdings, Inc.	44,600	4,602,720
		6,931,941
Health Care Providers & Services — 3.00%
Anthem, Inc.	100,000	14,377,000
Pharmaceuticals — 3.86%
GlaxoSmithKline PLC — ADR	194,500	7,490,195
Sanofi — ADR	273,300	11,052,252
		18,542,447
TOTAL HEALTH CARE		39,851,388

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
INDUSTRIALS — 12.02% Aerospace & Defense — 2.02%
The Boeing Company	48,000	$7,472,640
Embraer SA — ADR	115,000	2,213,750
		9,686,390
Building Products — 1.89%
Johnson Controls International PLC	219,919	9,058,463
Industrial Conglomerates — 1.62%
Koninklijke Philips NV	254,866	7,791,254
Machinery — 6.09%
CNH Industrial NV	809,500	7,034,555
Cummins, Inc.	91,900	12,559,973
PACCAR, Inc.	37,500	2,396,250
Parker-Hannifin Corp.	51,600	7,224,000
		29,214,778
Professional Services — 0.40%
ManpowerGroup, Inc.	21,600	1,919,592
TOTAL INDUSTRIALS		57,670,477
INFORMATION TECHNOLOGY — 17.82% Communications Equipment — 2.49%
Telefonaktiebolaget LM Ericsson — ADR	2,051,700	11,961,411
Electronic Equipment, Instruments & Components — 3.79%
Corning, Inc.	552,600	13,411,602
TE Connectivity Ltd.	68,900	4,773,392
		18,184,994
Software — 7.39%
Microsoft Corp.	291,400	18,107,596
Oracle Corp.	451,700	17,367,865
		35,475,461
Technology Hardware, Storage & Peripherals — 4.15%
Hewlett Packard Enterprise Company	860,500	19,911,970
TOTAL INFORMATION TECHNOLOGY		85,533,836
MATERIALS — 1.85% Containers & Packaging — 1.85%
International Paper Company	167,200	8,871,632
TOTAL MATERIALS		8,871,632
TELECOMMUNICATION SERVICES — 2.35% Wireless Telecommunication Services — 2.35%
Vodafone Group PLC — ADR	461,044	11,263,305
TOTAL TELECOMMUNICATION SERVICES		11,263,305
UTILITIES — 3.42% Electric Utilities — 0.40%
PPL Corp.	56,300	1,917,015
	Shares Held	Value
Independent Power and Renewable Electricity Producers — 3.02%
Calpine Corp. (a)	849,200	$9,706,356
NRG Energy, Inc.	389,300	4,772,818
		14,479,174
TOTAL UTILITIES		16,396,189
Total common stocks (Cost $519,661,478)		467,535,203
Total long-term investments (Cost $519,661,478)		467,535,203
SHORT-TERM INVESTMENTS — 3.52%	Principal Amount
Time Deposits — 3.52%
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.26%, 01/03/2017*	$16,890,844	16,890,844
Total short-term investments (Cost $16,890,844)		16,890,844
Total investments — 100.94% (Cost $536,552,322)		484,426,047
Liabilities in excess of other assets — (0.94)%		(4,495,154)
Net assets — 100.00%		$479,930,893

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Popular, Inc.	4.27%
ARRIS International PLC	4.12%
Whiting Petroleum Corp.	4.07%
NRG Energy, Inc.	3.50%
Kosmos Energy Ltd.	3.41%
Citizens Financial Group, Inc.	3.34%
Regions Financial Corp.	3.31%
Corning, Inc.	3.26%
Office Depot, Inc.	3.20%
The Goodyear Tire & Rubber Company	3.17%
COMMON STOCKS — 98.66%	Shares Held	Value
CONSUMER DISCRETIONARY — 18.18% Auto Components — 5.10%
Adient PLC (a)	427,100	$25,028,060
The Goodyear Tire & Rubber Company	2,251,200	69,494,544
Magna International, Inc.	398,000	17,273,200
		111,795,804
Household Durables — 2.17%
TRI Pointe Group, Inc. (a)	4,150,400	47,646,592
Media — 3.74%
Discovery Communications, Inc. — Class A (a)	1,611,100	44,160,251
Discovery Communications, Inc. — Class C (a)	410,800	11,001,224
News Corp.	2,334,900	26,757,954
		81,919,429
Multiline Retail — 1.09%
Kohl's Corp.	486,000	23,998,680
Specialty Retail — 6.08%
Bed Bath & Beyond, Inc.	1,168,300	47,479,712
Office Depot, Inc.	15,518,000	70,141,360
Rent-A-Center, Inc.	601,300	6,764,625
Staples, Inc.	968,700	8,766,735
		133,152,432
TOTAL CONSUMER DISCRETIONARY		398,512,937
CONSUMER STAPLES — 1.58% Food Products — 1.58%
Bunge Ltd.	477,400	34,487,376
TOTAL CONSUMER STAPLES		34,487,376
ENERGY — 19.67% Energy Equipment & Services — 1.43%
Frank's International NV (l)	853,000	10,500,430
McDermott International, Inc. (a)	2,838,700	20,977,993
		31,478,423
	Shares Held	Value
Oil, Gas & Consumable Fuels — 18.24%
Cairn Energy PLC (a) (v)	23,218,600	$67,461,648
Cobalt International Energy, Inc. (a)	16,578,000	20,225,160
Hess Corp.	81,600	5,082,864
InterOil Corp. (a)	110,300	5,248,074
Kosmos Energy Ltd. (a)	10,675,200	74,833,152
Marathon Oil Corp.	2,645,400	45,791,874
Murphy Oil Corp.	785,800	24,461,954
Ophir Energy PLC (a) (o) (v)	56,995,800	67,459,125
Whiting Petroleum Corp. (a)	7,416,900	89,151,138
		399,714,989
TOTAL ENERGY		431,193,412
FINANCIALS — 22.52% Banks — 14.47%
CIT Group, Inc.	1,430,900	61,070,812
Citizens Financial Group, Inc.	2,056,500	73,273,095
Fifth Third Bancorp	406,100	10,952,517
Popular, Inc.	2,135,000	93,555,700
Regions Financial Corp.	5,046,600	72,469,176
SunTrust Banks, Inc.	104,400	5,726,340
		317,047,640
Consumer Finance — 1.73%
Ally Financial, Inc.	559,400	10,639,788
Santander Consumer USA Holdings, Inc. (a)	2,026,500	27,357,750
		37,997,538
Insurance — 4.98%
Brown & Brown, Inc.	245,700	11,022,102
CNO Financial Group, Inc.	1,789,100	34,261,265
Enstar Group Ltd. (a)	30,000	5,931,000
Unum Group	126,800	5,570,324
Willis Towers Watson PLC	428,177	52,357,484
		109,142,175

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Thrifts & Mortgage Finance — 1.34%
PHH Corp. (a)	1,942,100	$29,442,236
TOTAL FINANCIALS		493,629,589
HEALTH CARE — 0.77% Health Care Equipment & Supplies — 0.52%
Zimmer Biomet Holdings, Inc.	109,700	11,321,040
Health Care Providers & Services — 0.25%
LifePoint Health, Inc. (a)	98,000	5,566,400
TOTAL HEALTH CARE		16,887,440
INDUSTRIALS — 7.38% Aerospace & Defense — 0.98%
Embraer SA — ADR	1,111,600	21,398,300
Air Freight & Logistics — 2.35%
Royal Mail PLC (v)	9,067,600	51,544,079
Machinery — 3.64%
Allison Transmission Holdings, Inc.	297,900	10,036,251
Cummins, Inc.	190,100	25,980,967
Navistar International Corp. (a)	1,399,000	43,886,630
		79,903,848
Road & Rail — 0.41%
Avis Budget Group, Inc. (a)	244,300	8,960,924
TOTAL INDUSTRIALS		161,807,151
INFORMATION TECHNOLOGY — 20.35% Communications Equipment — 7.22%
ARRIS International PLC (a)	2,996,600	90,287,558
Telefonaktiebolaget LM Ericsson — ADR	11,653,000	67,936,990
		158,224,548
Electronic Equipment, Instruments & Components — 6.73%
Avnet, Inc.	812,700	38,692,647
CDW Corp.	716,100	37,301,649
Corning, Inc.	2,942,800	71,421,756
		147,416,052
IT Services — 0.72%
Teradata Corp. (a)	582,600	15,829,242
Semiconductors & Semiconductor Equipment — 3.29%
Marvell Technology Group Ltd.	2,346,700	32,548,729
ON Semiconductor Corp. (a)	3,102,300	39,585,348
		72,134,077
Technology Hardware, Storage & Peripherals — 2.39%
Hewlett Packard Enterprise Company	2,261,900	52,340,366
TOTAL INFORMATION TECHNOLOGY		445,944,285
	Shares Held		Value
REAL ESTATE — 1.63% Equity Real Estate Investment Trusts — 1.63%
CoreCivic, Inc.		186,200	$4,554,452
The GEO Group, Inc.		868,900	31,219,577
TOTAL REAL ESTATE			35,774,029
UTILITIES — 6.58% Independent Power and Renewable Electricity Producers — 6.58%
Calpine Corp. (a)		5,899,200	67,427,856
NRG Energy, Inc.		6,252,200	76,651,972
TOTAL UTILITIES			144,079,828
Total common stocks (Cost $2,187,972,445)			2,162,316,047
Total long-term investments (Cost $2,187,972,445)			2,162,316,047
COLLATERAL FOR SECURITIES ON LOAN — 0.29%
Money Market Funds — 0.29%
Invesco Government & Agency Portfolio — Institutional Class, 0.43%^		6,304,168	6,304,168
Total collateral for securities on loan (Cost $6,304,168)			6,304,168
SHORT-TERM INVESTMENTS — 1.22%	Principal Amount
Time Deposits — 1.22%
Brown Brothers Harriman & Co., 0.05%, 01/03/2017*	GBP	47	58
Deutsche Bank AG, 0.26%, 01/03/2017*		$26,879,474	26,879,474
Total short-term investments (Cost $26,879,536)			26,879,532
Total investments — 100.17% (Cost $2,221,156,149)			2,195,499,747
Liabilities in excess of other assets — (0.17)%			(3,747,077)
Net assets — 100.00%			$2,191,752,670

(a) — Non-income producing security.

(l) — All or a portion of this security is on a loan. The total market value of securities on loan was $6,136,431. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $186,464,852, which represented 8.51% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pounds

^ — Rate shown is the 7-day yield as of December 31, 2016.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
ARRIS International PLC	4.60%
Rush Enterprises, Inc.	4.06%
EnPro Industries, Inc.	3.97%
Horace Mann Educators Corp.	3.97%
KBR, Inc.	3.67%
Office Depot, Inc.	3.42%
Enstar Group Ltd.	3.41%
Popular, Inc.	3.40%
Tutor Perini Corp.	3.19%
The GEO Group, Inc.	3.11%
COMMON STOCKS — 99.14%	Shares Held	Value
CONSUMER DISCRETIONARY — 11.78% Hotels, Restaurants & Leisure — 0.59%
Golden Entertainment, Inc.	80,700	$977,277
Ruby Tuesday, Inc. (a)	1,217,700	3,933,171
		4,910,448
Household Durables — 3.57%
M/I Homes, Inc. (a)	408,100	10,275,958
TRI Pointe Group, Inc. (a)	1,679,400	19,279,512
		29,555,470
Media — 1.30%
MDC Partners, Inc. (a)	1,634,500	10,705,975
Specialty Retail — 6.32%
Group 1 Automotive, Inc.	65,400	5,097,276
Office Depot, Inc.	6,264,500	28,315,540
Sonic Automotive, Inc.	826,000	18,915,400
		52,328,216
TOTAL CONSUMER DISCRETIONARY		97,500,109
ENERGY — 6.54% Energy Equipment & Services — 1.53%
Frank's International NV (l)	319,700	3,935,507
McDermott International, Inc. (a)	1,179,000	8,712,810
		12,648,317
Oil, Gas & Consumable Fuels — 5.01%
Cairn Energy PLC (a) (v)	2,507,600	7,285,833
Cobalt International Energy, Inc. (a)	2,720,600	3,319,132
Kosmos Energy Ltd. (a)	1,491,600	10,456,116
PBF Energy, Inc.	302,900	8,444,852
Rockhopper Exploration PLC (a) (v)	5,087,900	1,430,032
Whiting Petroleum Corp. (a)	879,800	10,575,196
		41,511,161
TOTAL ENERGY		54,159,478
	Shares Held	Value
FINANCIALS — 27.49% Banks — 12.47%
Associated Banc-Corp	447,500	$11,053,250
The Bank of NT Butterfield & Son Ltd.	225,800	7,099,152
First BanCorp (a)	2,112,900	13,966,269
First Hawaiian, Inc. (l)	356,700	12,420,294
First Horizon National Corp.	937,331	18,755,993
Investors Bancorp, Inc.	256,300	3,575,385
KeyCorp	450,704	8,234,362
Popular, Inc.	641,600	28,114,912
		103,219,617
Capital Markets — 1.33%
Oppenheimer Holdings, Inc.	592,700	11,024,220
Consumer Finance — 1.03%
SLM Corp. (a)	770,800	8,494,216
Insurance — 11.48%
CNO Financial Group, Inc.	1,017,900	19,492,785
Enstar Group Ltd. (a)	142,979	28,266,948
Global Indemnity Ltd. (a)	377,836	14,437,114
Horace Mann Educators Corp. (c)	767,500	32,849,000
		95,045,847
Thrifts & Mortgage Finance — 1.18%
PHH Corp. (a)	496,600	7,528,456
Washington Federal, Inc.	65,600	2,253,360
		9,781,816
TOTAL FINANCIALS		227,565,716
HEALTH CARE — 5.95% Health Care Equipment & Supplies — 0.86%
Invacare Corp.	549,000	7,164,450

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
Health Care Providers & Services — 4.73%
Hanger, Inc. (a) (o)	1,996,200	$22,954,903
LifePoint Health, Inc. (a)	285,300	16,205,040
		39,159,943
Pharmaceuticals — 0.36%
Phibro Animal Health Corp.	100,600	2,947,580
TOTAL HEALTH CARE		49,271,973
INDUSTRIALS — 24.35% Aerospace & Defense — 0.42%
Embraer SA — ADR	179,000	3,445,750
Building Products — 2.54%
Masonite International Corp. (a)	320,200	21,069,160
Construction & Engineering — 6.86%
KBR, Inc.	1,821,900	30,407,511
Tutor Perini Corp. (a)	942,600	26,392,800
		56,800,311
Machinery — 7.31%
EnPro Industries, Inc.	488,400	32,898,624
Meritor, Inc. (a)	979,400	12,164,148
Miller Industries, Inc.	532,700	14,089,915
Navistar International Corp. (a)	43,100	1,352,047
		60,504,734
Marine — 2.16%
Matson, Inc. (c)	505,100	17,875,489
Professional Services — 1.00%
Hudson Global, Inc. (a) (o)	2,187,600	2,975,136
Korn/Ferry International	180,900	5,323,887
		8,299,023
Trading Companies & Distributors — 4.06%
Rush Enterprises, Inc. (a) (c)	1,053,300	33,600,270
TOTAL INDUSTRIALS		201,594,737
INFORMATION TECHNOLOGY — 10.04% Communications Equipment — 6.07%
ARRIS International PLC (a)	1,264,400	38,096,372
Extreme Networks, Inc. (a)	2,411,400	12,129,342
		50,225,714
Semiconductors & Semiconductor Equipment — 3.97%
Diodes, Inc. (a)	680,200	17,460,734
ON Semiconductor Corp. (a)	1,208,900	15,425,564
		32,886,298
TOTAL INFORMATION TECHNOLOGY		83,112,012
MATERIALS — 3.18% Chemicals — 1.45%
American Vanguard Corp.	628,000	12,026,200
	Shares Held	Value
Metals & Mining — 1.73%
Noranda Aluminum Holding Corp. (a) (o)	800,300	$19,047
Real Industry, Inc. (a) (o)	2,334,908	14,242,939
		14,261,986
TOTAL MATERIALS		26,288,186
REAL ESTATE — 5.18% Equity Real Estate Investment Trusts — 5.18%
The GEO Group, Inc. (c)	716,996	25,761,666
Granite Real Estate Investment Trust	322,300	10,787,381
Pebblebrook Hotel Trust	98,500	2,930,375
Seritage Growth Properties (l)	78,600	3,357,006
TOTAL REAL ESTATE		42,836,428
UTILITIES — 4.63% Electric Utilities — 3.52%
Great Plains Energy, Inc.	611,200	16,716,320
Portland General Electric Company	285,700	12,379,381
		29,095,701
Independent Power and Renewable Electricity Producers — 1.11%
NRG Energy, Inc.	750,399	9,199,892
TOTAL UTILITIES		38,295,593
Total common stocks (Cost $710,622,529)		820,624,232
Total long-term investments (Cost $710,622,529)		820,624,232
COLLATERAL FOR SECURITIES ON LOAN — 0.70%
Money Market Funds — 0.70%
Invesco Government & Agency Portfolio — Institutional Class, 0.43%^	5,786,516	5,786,516
Total collateral for securities on loan (Cost $5,786,516)		5,786,516
SHORT-TERM INVESTMENTS — 0.11%	Principal Amount
Time Deposits — 0.11%
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.26%, 01/03/2017*	$924,023	924,023
Total short-term investments (Cost $924,023)		924,023
Total investments — 99.95% (Cost $717,333,068)		827,334,771
Other assets in excess of liabilities — 0.05%		417,116
Net assets — 100.00%		$827,751,887

(a) — Non-income producing security.

(c)   — All or a portion of this security is segregated as collateral.

(l)   — All or a portion of this security is on loan. The total market value of securities on loan was $5,650,058. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v)   — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $8,715,865, which represented 1.05% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of December 31, 2016.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
CVR Energy, Inc.	0.60%
CARBO Ceramics, Inc.	0.57%
Kosmos Energy Ltd.	0.55%
RigNet, Inc.	0.54%
Carolina Financial Corp.	0.53%
McDermott International, Inc.	0.53%
VAALCO Energy, Inc.	0.53%
Rush Enterprises, Inc.	0.53%
Barrett Business Services, Inc.	0.52%
Triumph Bancorp, Inc.	0.51%
COMMON STOCKS — 97.37%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.62% Auto Components — 1.59%
American Axle & Manufacturing Holdings, Inc. (a)	1,898	$36,631
Dana, Inc.	3,708	70,378
Modine Manufacturing Company (a)	1,417	21,113
Shiloh Industries, Inc. (a)	2,513	17,365
Standard Motor Products, Inc.	431	22,938
Strattec Security Corp.	1,720	69,316
Tenneco, Inc. (a)	1,114	69,592
		307,333
Automobiles — 0.36%
Thor Industries, Inc.	690	69,035
Distributors — 0.18%
Weyco Group, Inc.	1,130	35,369
Diversified Consumer Services — 0.62%
American Public Education, Inc. (a)	703	17,259
Capella Education Company	239	20,984
DeVry Education Group, Inc.	764	23,837
Sotheby's (a)	1,446	57,637
		119,717
Hotels, Restaurants & Leisure — 0.96%
ILG, Inc.	4,255	77,314
Marriott Vacations Worldwide Corp.	218	18,497
Speedway Motorsports, Inc.	778	16,859
Tropicana Entertainment, Inc. (a)	2,408	73,083
		185,753
	Shares Held	Value
Household Durables — 3.00%
Century Communities, Inc. (a)	896	$18,816
CSS Industries, Inc.	1,416	38,331
GoPro, Inc. (a)	4,935	42,984
Green Brick Partners, Inc. (a)	5,652	56,803
LGI Homes, Inc. (a)	2,687	77,198
M/I Homes, Inc. (a)	3,129	78,787
Taylor Morrison Home Corp. (a)	3,173	61,112
TRI Pointe Group, Inc. (a)	6,550	75,194
William Lyon Homes (a)	3,029	57,642
ZAGG, Inc. (a)	10,041	71,291
		578,158
Internet & Catalog Retail — 0.30%
Lands' End, Inc. (a)	2,542	38,511
PetMed Express, Inc.	822	18,964
		57,475
Leisure Products — 1.32%
Arctic Cat, Inc. (a)	5,035	75,626
Johnson Outdoors, Inc.	1,820	72,236
Malibu Boats, Inc. (a)	3,442	65,673
MCBC Holdings, Inc.	2,800	40,824
		254,359
Media — 1.28%
Entercom Communications Corp.	1,359	20,793
Harte-Hanks, Inc. (a)	45,518	68,732
Saga Communications, Inc.	689	34,657
Salem Media Group, Inc.	9,387	58,669
Townsquare Media, Inc. (a)	6,140	63,917
		246,768
Multiline Retail — 0.27%
Dillard's, Inc.	831	52,095

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Specialty Retail — 2.86%
Asbury Automotive Group, Inc. (a)	237	$14,623
Barnes & Noble Education, Inc. (a)	6,607	75,782
Boot Barn Holdings, Inc. (a)	1,458	18,254
The Buckle, Inc.	2,571	58,619
Destination Maternity Corp. (a)	7,903	40,859
GameStop Corp.	3,039	76,765
Hibbett Sports, Inc. (a)	795	29,654
Lithia Motors, Inc.	163	15,783
Office Depot, Inc.	14,875	67,235
Sears Hometown and Outlet Stores, Inc. (a)	15,773	74,133
Sonic Automotive, Inc.	3,494	80,012
		551,719
Textiles, Apparel & Luxury Goods — 0.88%
Deckers Outdoor Corp. (a)	700	38,773
Iconix Brand Group, Inc. (a)	1,735	16,205
Movado Group, Inc.	2,265	65,118
Rocky Brands, Inc.	3,045	35,170
Steven Madden Ltd. (a)	397	14,193
		169,459
TOTAL CONSUMER DISCRETIONARY		2,627,240
CONSUMER STAPLES — 1.03% Food & Staples Retailing — 0.17%
United Natural Foods, Inc. (a)	695	33,165
Food Products — 0.11%
Omega Protein Corp. (a)	805	20,165
Personal Products — 0.58%
Medifast, Inc.	505	21,023
Nature's Sunshine Products, Inc.	2,184	32,760
Nu Skin Enterprises, Inc.	800	38,225
Nutraceutical International Corp.	592	20,690
		112,698
Tobacco — 0.17%
Universal Corp.	513	32,704
TOTAL CONSUMER STAPLES		198,732
	Shares Held	Value
ENERGY — 10.79% Energy Equipment & Services — 4.19%
CARBO Ceramics, Inc. (a)	10,501	$109,840
CSI Compressco LP	2,416	23,508
Dril-Quip, Inc. (a)	1,260	75,663
Geospace Technologies Corp. (a)	3,634	73,988
Gulf Island Fabrication, Inc.	8,061	95,926
Matrix Service Company (a)	1,571	35,662
McDermott International, Inc. (a)	13,865	102,462
Oil States International, Inc. (a)	1,749	68,211
RigNet, Inc. (a)	4,514	104,499
SEACOR Holdings, Inc. (a)	813	57,951
Tidewater, Inc. (a)	10,372	35,369
Unit Corp. (a)	914	24,559
		807,638
Oil, Gas & Consumable Fuels — 6.60%
Alon USA Energy, Inc.	7,878	89,652
Alon USA Partners LP	7,828	75,149
BP Prudhoe Bay Royalty Trust	3,675	87,281
Cobalt International Energy, Inc. (a)	50,103	61,126
CVR Energy, Inc.	4,539	115,244
CVR Refining LP (a)	8,667	90,137
Delek US Holdings, Inc.	2,382	57,335
Denbury Resources, Inc. (a)	5,751	21,164
Green Plains, Inc.	2,875	80,069
Kosmos Energy Ltd. (a)	15,124	106,018
Pacific Ethanol, Inc. (a)	5,740	54,530
Panhandle Oil and Gas, Inc.	2,922	68,813
Renewable Energy Group, Inc. (a)	7,686	74,554
REX American Resources Corp. (a)	792	78,210
RSP Permian, Inc. (a)	1,009	45,022
VAALCO Energy, Inc. (a)	97,840	101,754
Western Refining, Inc.	1,794	67,903
		1,273,961
TOTAL ENERGY		2,081,599

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
FINANCIALS — 29.24% Banks — 18.87%
Access National Corp.	851	$23,624
American National Bankshares, Inc.	1,752	60,970
Ames National Corp.	1,168	38,544
Associated Banc-Corp	3,459	85,437
BancFirst Corp.	507	47,176
The Bancorp, Inc. (a)	10,274	80,754
Bank of Marin Bancorp	867	60,473
Bar Harbor Bankshares	484	22,908
Blue Hills Bancorp, Inc.	1,043	19,556
Brookline Bancorp, Inc.	1,315	21,566
Bryn Mawr Bank Corp.	564	23,773
C&F Financial Corp.	1,490	74,277
Camden National Corp.	2,074	92,189
Carolina Financial Corp.	3,337	102,745
Cathay General Bancorp	511	19,433
Central Valley Community Bancorp	4,144	82,714
Chemical Financial Corp.	387	20,964
City Holding Company	619	41,844
Codorus Valley Bancorp, Inc.	2,981	85,255
Community Trust Bancorp, Inc.	827	41,019
Enterprise Bancorp, Inc.	1,262	47,401
First Bancorp	2,247	60,984
First BanCorp (a)	13,240	87,516
First Bancorp, Inc.	791	26,182
First Citizens BancShares, Inc.	232	82,360
First Financial Bancorp	3,167	90,101
First Financial Corp.	1,735	91,608
First Horizon National Corp.	3,284	65,713
First Interstate BancSystem, Inc.	513	21,828
Flushing Financial Corp.	1,319	38,765
Fulton Financial Corp.	1,077	20,248
Hancock Holding Company	2,035	87,709
Hanmi Financial Corp.	1,136	39,646
Heritage Financial Corp.	968	24,926
Hilltop Holdings, Inc.	2,338	69,672
Hope Bancorp, Inc.	3,980	87,122
	Shares Held	Value
IBERIABANK Corp.	558	$46,733
International Bancshares Corp.	2,340	95,472
Lakeland Bancorp, Inc.	1,431	27,905
LCNB Corp.	895	20,809
Merchants Bancshares, Inc.	884	47,913
National Bankshares, Inc.	860	37,367
Northrim BanCorp, Inc.	2,570	81,212
Orrstown Financial Services, Inc.	3,380	75,712
Peapack Gladstone Financial Corp.	3,080	95,110
Penns Woods Bancorp, Inc.	382	19,291
Peoples Bancorp, Inc.	2,254	73,165
People's Utah Bancorp	881	23,655
Popular, Inc.	2,122	92,986
Premier Financial Bancorp, Inc.	4,236	85,146
Republic Bancorp, Inc.	2,302	91,021
S&T Bancorp, Inc.	567	22,136
Sandy Spring Bancorp, Inc.	517	20,675
Shore Bancshares, Inc.	5,126	78,172
Sierra Bancorp	776	20,634
Southwest Bancorp, Inc.	920	26,680
State Bank Financial Corp.	1,420	38,141
Suffolk Bancorp	1,158	49,586
Summit Financial Group, Inc.	1,814	49,939
TCF Financial Corp.	3,490	68,369
Texas Capital Bancshares, Inc. (a)	1,225	96,040
TriCo Bancshares	1,835	62,720
Triumph Bancorp, Inc. (a)	3,783	98,925
Trustmark Corp.	2,510	89,482
Valley National Bancorp	1,483	17,262
		3,639,260
Capital Markets — 0.50%
Och-Ziff Capital Management Group LLC (a)	10,271	33,997
Oppenheimer Holdings, Inc.	3,357	62,440
		96,437
Consumer Finance — 0.87%
Nelnet, Inc.	1,372	69,629
SLM Corp. (a)	8,811	97,097
		166,726
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Insurance — 4.04%
Ambac Financial Group, Inc. (a)	1,762	$39,645
American National Insurance Company	253	31,526
Aspen Insurance Holdings Ltd.	608	33,440
Crawford & Company	3,548	33,600
Employers Holdings, Inc.	1,035	40,986
Enstar Group Ltd. (a)	183	36,179
Global Indemnity Ltd. (a)	2,199	84,023
Greenlight Capital Re Ltd. (a)	1,341	30,575
Hallmark Financial Services, Inc. (a)	2,594	30,168
Horace Mann Educators Corp.	1,831	78,367
Kemper Corp.	1,459	64,634
MBIA, Inc. (a)	4,325	46,278
National Western Life Group, Inc.	314	97,590
The Navigators Group, Inc.	346	40,742
State Auto Financial Corp.	1,278	34,263
Third Point Reinsurance Ltd. (a)	4,965	57,346
		779,362
Mortgage Real Estate Investment Trusts — 1.49%
Altisource Residential Corp.	3,343	36,907
Arbor Realty Trust, Inc.	7,755	57,853
Ares Commercial Real Estate Corp.	1,321	18,137
Cherry Hill Mortgage Investment Corp.	992	18,044
Chimera Investment Corp.	1,032	17,565
Great Ajax Corp.	2,630	34,900
MFA Financial, Inc.	1,966	15,001
PennyMac Mortgage Investment Trust	2,139	35,015
Resource Capital Corp.	4,189	34,894
Sutherland Asset Management Corp.	1,376	18,507
		286,823
Thrifts & Mortgage Finance — 3.47%
Dime Community Bancshares, Inc.	2,513	50,511
ESSA Bancorp, Inc.	3,223	50,666
EverBank Financial Corp.	3,978	77,371
HomeStreet, Inc. (a)	2,118	66,929
OceanFirst Financial Corp.	1,643	49,339
PennyMac Financial Services, Inc. (a)	1,870	31,136
PHH Corp. (a)	4,635	70,267
Provident Financial Holdings, Inc.	3,425	69,254
Territorial Bancorp, Inc.	1,673	54,941
TrustCo Bank Corp.	7,213	63,114
Washington Federal, Inc.	2,516	86,424
		669,952
TOTAL FINANCIALS		5,638,560
	Shares Held	Value
HEALTH CARE — 1.69% Health Care Equipment & Supplies — 0.63%
Anika Therapeutics, Inc. (a)	319	$15,618
Exactech, Inc. (a)	1,102	30,085
LivaNova PLC (a)	1,705	76,674
		122,377
Health Care Providers & Services — 1.06%
Kindred Healthcare, Inc.	9,909	77,785
LifePoint Health, Inc. (a)	1,352	76,794
National HealthCare Corp.	238	18,038
Surgery Partners, Inc. (a)	1,957	31,018
		203,635
TOTAL HEALTH CARE		326,012
INDUSTRIALS — 17.88% Aerospace & Defense — 0.84%
Ducommun, Inc. (a)	619	15,822
LMI Aerospace, Inc. (a)	4,442	38,290
National Presto Industries, Inc.	169	17,982
Vectrus, Inc. (a)	3,798	90,582
		162,676
Air Freight & Logistics — 0.16%
Forward Air Corp.	279	13,219
Hub Group, Inc. (a)	391	17,106
		30,325
Building Products — 0.89%
CSW Industrials, Inc. (a)	2,062	75,985
Masonite International Corp. (a)	1,186	78,039
Quanex Building Products Corp.	837	16,991
		171,015
Commercial Services & Supplies — 2.06%
Atento SA (a)	7,431	56,476
The Brink's Company	1,770	73,012
Deluxe Corp.	753	53,922
Essendant, Inc.	835	17,452
McGrath RentCorp	1,147	44,951
NL Industries, Inc. (a)	5,926	48,297
Performant Financial Corp. (a)	17,485	41,090
Steelcase, Inc.	790	14,141
UniFirst Corp.	257	36,918
West Corp.	479	11,860
		398,119

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Construction & Engineering — 1.42%
KBR, Inc.	4,385	$73,186
Orion Group Holdings, Inc. (a)	7,453	74,157
Primoris Services Corp.	1,805	41,118
Tutor Perini Corp. (a)	3,045	85,260
		273,721
Electrical Equipment — 0.80%
Allied Motion Technologies, Inc.	1,594	34,096
Babcock & Wilcox Enterprises, Inc. (a)	697	11,563
Power Solutions International, Inc. (a)	9,506	71,295
Preformed Line Products Company	399	23,190
Thermon Group Holdings, Inc. (a)	801	15,291
		155,435
Machinery — 5.92%
Chart Industries, Inc. (a)	1,346	48,483
Columbus McKinnon Corp.	934	25,255
The Eastern Company	2,696	56,346
Graham Corp.	721	15,970
The Greenbrier Companies, Inc.	2,067	85,884
Hardinge, Inc.	3,169	35,113
Harsco Corp. (a)	4,079	55,474
Hurco Companies, Inc.	2,228	73,747
Hyster-Yale Materials Handling, Inc.	918	58,541
Kadant, Inc.	330	20,196
LB Foster Company	4,253	57,841
Luxfer Holdings PLC — ADR	2,688	29,272
Meritor, Inc. (a)	5,955	73,961
Miller Industries, Inc.	2,906	76,864
Mueller Industries, Inc.	497	19,860
Navistar International Corp. (a)	2,940	92,227
NN, Inc.	4,173	79,496
Oshkosh Corp.	717	46,325
Supreme Industries, Inc.	4,011	62,973
Twin Disc, Inc. (a)	2,632	38,427
Wabash National Corp. (a)	5,619	88,893
		1,141,148
Marine — 0.40%
Matson, Inc.	2,172	76,867
	Shares Held	Value
Professional Services — 4.03%
Barrett Business Services, Inc.	1,559	$99,931
CBIZ, Inc. (a)	2,847	39,004
CRA International, Inc.	2,454	89,816
FTI Consulting, Inc. (a)	731	32,953
Heidrick & Struggles International, Inc.	3,650	88,148
Hill International, Inc. (a)	13,388	58,238
Kelly Services, Inc.	2,479	56,819
Korn/Ferry International	3,088	90,880
Resources Connection, Inc.	2,975	57,269
RPX Corp. (a)	6,872	74,218
TrueBlue, Inc. (a)	3,663	90,293
		777,569
Road & Rail — 0.31%
Roadrunner Transportation Systems, Inc. (a)	3,689	38,328
Saia, Inc. (a)	498	21,987
		60,315
Trading Companies & Distributors — 1.05%
Rush Enterprises, Inc. (a)	3,184	101,570
Titan Machinery, Inc. (a)	4,465	65,055
WESCO International, Inc. (a)	526	35,005
		201,630
TOTAL INDUSTRIALS		3,448,820
INFORMATION TECHNOLOGY — 13.27% Communications Equipment — 2.41%
ClearOne, Inc.	4,470	50,958
Comtech Telecommunications Corp.	6,227	73,790
Digi International, Inc. (a)	4,969	68,324
Extreme Networks, Inc. (a)	16,686	83,930
NETGEAR, Inc. (a)	1,433	77,884
Plantronics, Inc.	951	52,077
TESSCO Technologies, Inc.	4,463	58,019
		464,982

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Electronic Equipment, Instruments & Components — 5.90%
Anixter International, Inc. (a)	968	$78,456
AVX Corp.	2,134	33,354
Benchmark Electronics, Inc. (a)	2,739	83,540
Control4 Corp. (a)	5,494	56,039
Daktronics, Inc.	4,958	53,051
ePlus, Inc. (a)	711	81,907
Insight Enterprises, Inc. (a)	2,047	82,781
InvenSense, Inc. (a)	7,093	90,718
Methode Electronics, Inc.	999	41,309
MTS Systems Corp.	356	20,185
Park Electrochemical Corp.	2,840	52,966
PC Connection, Inc.	1,902	53,427
PCM, Inc. (a)	2,658	59,805
Plexus Corp. (a)	748	40,422
Sanmina Corp. (a)	1,252	45,886
ScanSource, Inc. (a)	1,350	54,473
Tech Data Corp. (a)	572	48,437
TTM Technologies, Inc. (a)	6,157	83,919
Vishay Intertechnology, Inc.	3,479	56,360
Vishay Precision Group, Inc. (a)	1,091	20,620
		1,137,655
Internet Software & Services — 0.47%
DHI Group, Inc. (a)	6,233	38,956
RetailMeNot, Inc. (a)	1,500	13,950
Travelzoo, Inc. (a)	3,984	37,450
		90,356
IT Services — 0.72%
Computer Services, Inc.	347	13,776
Computer Task Group, Inc.	13,012	54,781
Datalink Corp. (a)	6,145	69,192
		137,749
Semiconductors & Semiconductor Equipment — 3.04%
Ambarella, Inc. (a)	1,074	58,136
Amkor Technology, Inc. (a)	6,956	73,386
Cabot Microelectronics Corp.	717	45,293
Cirrus Logic, Inc. (a)	1,240	70,110
Diodes, Inc. (a)	3,254	83,529
NVE Corp.	518	37,001
PDF Solutions, Inc. (a)	2,103	47,423
Photronics, Inc. (a)	2,868	32,408
Synaptics, Inc. (a)	913	48,919
Ultra Clean Holdings, Inc. (a)	2,747	26,646
Xcerra Corp. (a)	8,277	63,236
		586,087
	Shares Held	Value
Software — 0.30%
Mentor Graphics Corp.	652	$24,052
VASCO Data Security International, Inc. (a)	2,467	33,675
		57,727
Technology Hardware, Storage & Peripherals — 0.43%
Super Micro Computer, Inc. (a)	2,979	83,561
TOTAL INFORMATION TECHNOLOGY		2,558,117
MATERIALS — 4.94% Chemicals — 1.79%
American Vanguard Corp.	3,696	70,778
The Chemours Company	1,574	34,770
CVR Partners LP	6,341	38,109
FutureFuel Corp.	2,496	34,694
Huntsman Corp.	2,187	41,728
Innophos Holdings, Inc.	762	39,822
Innospec, Inc.	664	45,484
Minerals Technologies, Inc.	516	39,861
		345,246
Construction Materials — 0.10%
United States Lime & Minerals, Inc.	247	18,710
Containers & Packaging — 0.49%
Greif, Inc.	440	22,576
UFP Technologies, Inc. (a)	2,839	72,253
		94,829
Metals & Mining — 1.23%
Ampco-Pittsburgh Corp.	3,075	51,506
Century Aluminum Company (a)	4,935	42,244
Constellium NV (a)	5,515	32,539
Kaiser Aluminum Corp.	489	37,990
Real Industry, Inc. (a)	12,150	74,115
		238,394
Paper & Forest Products — 1.33%
Boise Cascade Company (a)	3,266	73,485
Domtar Corp.	377	14,714
KapStone Paper and Packaging Corp.	2,883	63,570
PH Glatfelter Company	740	17,679
Schweitzer-Mauduit International, Inc.	1,899	86,462
		255,910
TOTAL MATERIALS		953,089
REAL ESTATE — 0.90% Equity Real Estate Investment Trusts — 0.90%
The GEO Group, Inc.	2,634	94,640
Granite Real Estate Investment Trust	2,332	78,052
TOTAL REAL ESTATE		172,692

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
TELECOMMUNICATION SERVICES — 0.86% Diversified Telecommunication Services — 0.86%
ATN International, Inc.	501	$40,145
IDT Corp.	4,142	76,793
Inteliquent, Inc.	2,091	47,926
TOTAL TELECOMMUNICATION SERVICES		164,864
UTILITIES — 3.15% Electric Utilities — 1.50%
ALLETE, Inc.	1,132	72,663
El Paso Electric Company	659	30,644
The Empire District Electric Company	870	29,658
MGE Energy, Inc.	287	18,741
Otter Tail Corp.	1,530	62,424
PNM Resources, Inc.	2,192	75,186
		289,316
Gas Utilities — 0.79%
Northwest Natural Gas Company	271	16,206
ONE Gas, Inc.	246	15,734
South Jersey Industries, Inc.	1,035	34,869
Southwest Gas Corp.	215	16,473
Spire, Inc.	219	14,136
Star Gas Partners LP	5,105	54,931
		152,349
Independent Power and Renewable Electricity Producers — 0.35%
Dynegy, Inc. (a)	7,953	67,282
Multi-Utilities — 0.51%
Avista Corp.	1,724	68,943
NorthWestern Corp.	232	13,194
Unitil Corp.	348	15,778
		97,915
TOTAL UTILITIES		606,862
Total common stocks (Cost $15,081,342)		18,776,587
	Shares Held	Value
INVESTMENT COMPANIES — 2.45%
Business Development Companies — 2.45%
Capitala Finance Corp.	2,492	$32,222
Fifth Street Finance Corp.	10,814	58,071
Fifth Street Senior Floating Rate Corp.	5,734	49,943
Garrison Capital, Inc.	3,870	36,185
KCAP Financial, Inc.	13,521	53,814
Medley Capital Corp.	4,203	31,565
MVC Capital, Inc.	8,016	68,776
Prospect Capital Corp.	4,068	33,968
Stellus Capital Investment Corp.	1,441	17,378
TICC Capital Corp.	6,097	40,301
WhiteHorse Finance, Inc.	4,192	51,017
Total investment companies (Cost $481,856)		473,240
Total long-term investments (Cost $15,563,198)		19,249,827
SHORT-TERM INVESTMENTS — 2.64%	Principal Amount
Time Deposits — 2.64%
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.26%, 01/03/2017*	$509,524	509,524
Total short-term investments (Cost $509,524)		509,524
Total investments — 102.46% (Cost $16,072,722)		19,759,351
Liabilities in excess of other assets — (2.46)%		(474,769)
Net assets — 100.00%		$19,284,582

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Global Value Fund (Unaudited)

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.92%
Danieli & C Officine Meccaniche SpA	4.49%
Citigroup, Inc.	3.45%
Zurich Insurance Group AG	3.25%
Hewlett Packard Enterprise Company	3.12%
Royal Mail PLC	3.09%
Corning, Inc.	2.88%
Telefonaktiebolaget LM Ericsson	2.72%
BAE Systems PLC	2.70%
Bank of America Corp.	2.68%
COMMON STOCKS — 99.09%	Shares Held	Value
CONSUMER DISCRETIONARY — 9.69% Auto Components — 2.29%
Adient PLC (a)	1,229	$72,019
Magna International, Inc.	2,051	89,014
		161,033
Automobiles — 3.69%
Bayerische Motoren Werke AG (v)	1,388	106,002
General Motors Company	2,961	103,161
Honda Motor Company Ltd. (v)	1,700	49,632
		258,795
Media — 1.95%
Discovery Communications, Inc. — Class A (a)	2,487	68,169
Discovery Communications, Inc. — Class C (a)	2,559	68,530
		136,699
Specialty Retail — 1.76%
Bed Bath & Beyond, Inc.	754	30,643
Office Depot, Inc.	20,633	93,261
		123,904
TOTAL CONSUMER DISCRETIONARY		680,431
CONSUMER STAPLES — 1.08% Food & Staples Retailing — 1.08%
Tesco PLC (a) (v)	29,795	75,972
TOTAL CONSUMER STAPLES		75,972
ENERGY — 10.52% Energy Equipment & Services — 2.53%
WorleyParsons Ltd. (a) (v)	25,547	177,833
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.99%
Cairn Energy PLC (a) (v)	34,017	$98,836
Cobalt International Energy, Inc. (a)	26,933	32,858
Hess Corp.	645	40,177
Kosmos Energy Ltd. (a)	6,438	45,130
Marathon Oil Corp.	6,287	108,828
Ophir Energy PLC (a) (v)	123,496	146,168
Rockhopper Exploration PLC (a) (v)	172,332	48,437
Whiting Petroleum Corp. (a)	3,403	40,904
		561,338
TOTAL ENERGY		739,171
FINANCIALS — 27.44% Banks — 14.22%
Bank of America Corp.	8,512	188,115
Barclays PLC (v)	47,300	129,809
Citigroup, Inc.	4,075	242,177
Citizens Financial Group, Inc.	992	35,345
JPMorgan Chase & Company	1,030	88,879
Popular, Inc.	1,655	72,522
Societe Generale SA (v)	2,037	100,194
Standard Chartered PLC (a) (v)	8,620	70,296
Wells Fargo & Company	1,294	71,312
		998,649
Capital Markets — 1.56%
Credit Suisse Group AG (a) (v)	7,641	109,198
Consumer Finance — 1.60%
Capital One Financial Corp.	725	63,249
Santander Consumer USA Holdings, Inc. (a)	3,654	49,329
		112,578

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
Insurance — 10.06%
American International Group, Inc.	5,289	$345,425
Willis Towers Watson PLC	1,090	133,285
Zurich Insurance Group AG (a) (v)	830	228,100
		706,810
TOTAL FINANCIALS		1,927,235
HEALTH CARE — 6.73% Health Care Providers & Services — 1.92%
Anthem, Inc.	941	135,288
Pharmaceuticals — 4.81%
GlaxoSmithKline PLC — ADR	3,061	117,879
KYORIN Holdings, Inc. (v)	3,100	66,337
Sanofi (v)	1,897	153,402
		337,618
TOTAL HEALTH CARE		472,906
INDUSTRIALS — 19.06% Aerospace & Defense — 4.12%
BAE Systems PLC (v)	26,091	189,775
Embraer SA — ADR	5,173	99,580
		289,355
Air Freight & Logistics — 3.09%
Royal Mail PLC (v)	38,201	217,151
Construction & Engineering — 0.56%
Bouygues SA (v)	1,100	39,379
Industrial Conglomerates — 2.04%
Koninklijke Philips NV (v)	4,689	143,352
Machinery — 9.25%
CNH Industrial NV	11,996	104,245
Cummins, Inc.	1,219	166,601
Danieli & C Officine Meccaniche SpA (v)	19,838	315,696
Navistar International Corp. (a)	2,014	63,179
		649,721
TOTAL INDUSTRIALS		1,338,958
INFORMATION TECHNOLOGY — 18.54% Communications Equipment — 5.00%
ARRIS International PLC (a)	5,322	160,352
Telefonaktiebolaget LM Ericsson — ADR	32,752	190,944
		351,296
Electronic Equipment, Instruments & Components — 4.62%
Corning, Inc.	8,329	202,145
Nippon Electric Glass Company Ltd. (v)	10,000	53,954
TE Connectivity Ltd.	992	68,726
		324,825
Semiconductors & Semiconductor Equipment — 0.92%
Marvell Technology Group Ltd.	4,647	64,454
	Shares Held	Value
Software — 4.88%
Microsoft Corp.	2,772	$172,252
Oracle Corp.	4,435	170,526
		342,778
Technology Hardware, Storage & Peripherals — 3.12%
Hewlett Packard Enterprise Company	9,468	219,089
TOTAL INFORMATION TECHNOLOGY		1,302,442
TELECOMMUNICATION SERVICES — 2.69% Wireless Telecommunication Services — 2.69%
Orange Belgium SA (a) (v)	1,640	34,237
Vodafone Group PLC — ADR	6,324	154,496
TOTAL TELECOMMUNICATION SERVICES		188,733
UTILITIES — 3.34% Independent Power and Renewable Electricity Producers — 3.34%
Calpine Corp. (a)	14,177	162,043
NRG Energy, Inc.	5,938	72,800
TOTAL UTILITIES		234,843
Total common stocks (Cost $6,479,233)		6,960,691
Total long-term investments (Cost $6,479,233)		6,960,691
SHORT-TERM INVESTMENTS — 1.17%	Principal Amount
Time Deposits — 1.17%
Bank of Montreal, 0.26%, 01/03/2017*	$81,813	81,813
Total short-term investments (Cost $81,813)		81,813
Total investments — 100.26% (Cost $6,561,046)		7,042,504
Liabilities in excess of other assets — (0.26)%		(17,917)
Net assets — 100.00%		$7,024,587

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,553,760, which represented 36.35% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley International Value Fund (Unaudited)

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
Danieli & C Officine Meccaniche SpA	5.23%
Zurich Insurance Group AG	5.00%
Global Indemnity Ltd.	4.45%
BAE Systems PLC	4.31%
ARRIS International PLC	4.00%
Royal Mail PLC	3.57%
Koninklijke Philips NV	3.38%
WorleyParsons Ltd.	3.27%
Barclays PLC	3.12%
Sanofi	2.98%
COMMON STOCKS — 98.44%	Shares Held	Value
CONSUMER DISCRETIONARY — 7.67% Auto Components — 2.86%
Adient PLC (a)	429	$25,139
Magna International, Inc.	778	33,765
		58,904
Automobiles — 2.19%
Bayerische Motoren Werke AG (v)	399	30,472
Honda Motor Company Ltd. (v)	500	14,598
		45,070
Household Durables — 0.77%
Metall Zug AG	5	15,904
Media — 0.59%
RTL Group SA	166	12,089
Specialty Retail — 1.26%
Kingfisher PLC (v)	3,895	16,782
Pendragon PLC (v)	23,455	9,009
		25,791
TOTAL CONSUMER DISCRETIONARY		157,758
CONSUMER STAPLES — 1.63% Food & Staples Retailing — 1.63%
Tesco PLC (a) (v)	13,151	33,533
TOTAL CONSUMER STAPLES		33,533
ENERGY — 8.27% Energy Equipment & Services — 3.27%
WorleyParsons Ltd. (a) (v)	9,668	67,299
Oil, Gas & Consumable Fuels — 5.00%
BowLeven PLC (a)	27,898	8,080
Cairn Energy PLC (a) (v)	9,036	26,254
Kosmos Energy Ltd. (a)	3,274	22,951
Ophir Energy PLC (a) (v)	32,888	38,926
Rockhopper Exploration PLC (a) (v)	23,249	6,534
		102,745
TOTAL ENERGY		170,044
	Shares Held	Value
FINANCIALS — 28.44% Banks — 9.26%
Barclays PLC (v)	23,365	$64,122
BNP Paribas SA (v)	363	23,101
ING Groep NV (v)	1,777	25,018
Societe Generale SA (v)	1,148	56,466
Standard Chartered PLC (a) (v)	2,676	21,823
		190,530
Capital Markets — 2.97%
Credit Suisse Group AG (a) (v)	4,277	61,123
Insurance — 16.21%
Enstar Group Ltd. (a)	301	59,508
Global Indemnity Ltd. (a)	2,394	91,475
RSA Insurance Group PLC (v)	2,767	19,954
Willis Towers Watson PLC	488	59,672
Zurich Insurance Group AG (a) (v)	374	102,783
		333,392
TOTAL FINANCIALS		585,045
HEALTH CARE — 8.78% Health Care Equipment & Supplies — 2.66%
Draegerwerk AG & Company KGaA (v)	123	54,613
Pharmaceuticals — 6.12%
GlaxoSmithKline PLC (v)	2,360	45,332
KYORIN Holdings, Inc. (v)	900	19,259
Sanofi (v)	759	61,377
		125,968
TOTAL HEALTH CARE		180,581
INDUSTRIALS — 24.00% Aerospace & Defense — 5.75%
BAE Systems PLC (v)	12,197	88,715
Embraer SA — ADR	1,537	29,587
		118,302

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley International Value Fund (Unaudited)

	Shares Held	Value
Air Freight & Logistics — 3.57%
Royal Mail PLC (v)	12,940	$73,556
Building Products — 1.29%
Masonite International Corp. (a)	403	26,517
Construction & Engineering — 1.61%
Bouygues SA (v)	924	33,079
Electrical Equipment — 0.73%
Eaton Corp. PLC	223	14,961
Industrial Conglomerates — 3.38%
Koninklijke Philips NV (v)	2,277	69,613
Machinery — 7.67%
CNH Industrial NV	3,742	32,518
Danieli & C Officine Meccaniche SpA (v)	6,763	107,624
KSB AG (v)	47	17,566
		157,708
TOTAL INDUSTRIALS		493,736
INFORMATION TECHNOLOGY — 14.33% Communications Equipment — 8.79%
ARRIS International PLC (a)	2,732	82,315
Telefonaktiebolaget LM Ericsson — ADR	6,391	37,260
Telefonaktiebolaget LM Ericsson (v)	10,454	61,270
		180,845
Electronic Equipment, Instruments & Components — 4.45%
Nippon Electric Glass Company Ltd. (v)	8,000	43,164
TE Connectivity Ltd.	698	48,357
		91,521
Semiconductors & Semiconductor Equipment — 1.09%
Marvell Technology Group Ltd.	1,616	22,414
TOTAL INFORMATION TECHNOLOGY		294,780
MATERIALS — 2.08% Chemicals — 2.08%
Tikkurila Oyj (v)	2,165	42,769
TOTAL MATERIALS		42,769
TELECOMMUNICATION SERVICES — 3.24% Wireless Telecommunication Services — 3.24%
Orange Belgium SA (a) (v)	771	16,096
Vodafone Group PLC (v)	20,545	50,559
TOTAL TELECOMMUNICATION SERVICES		66,655
Total common stocks (Cost $1,887,771)		2,024,901
Total long-term investments (Cost $1,887,771)		2,024,901
SHORT-TERM INVESTMENTS — 2.94%	Principal Amount	Value
Time Deposits — 2.94%
Standard Chartered Bank, 0.26%, 01/03/2017*	$60,422	$60,422
Total short-term investments (Cost $60,422)		60,422
Total investments — 101.38% (Cost $1,948,193)		2,085,323
Liabilities in excess of other assets — (1.38)%		(28,368)
Net assets — 100.00%		$2,056,955

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,402,389, which represented 68.18% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Holdings*	Percent of net assets
Bank of America Corp.	6.83%
American International Group, Inc.	5.85%
Telefonaktiebolaget LM Ericsson	4.57%
Wells Fargo & Company	4.54%
Microsoft Corp.	4.32%
Danieli & C Officine Meccaniche SpA	4.27%
Oracle Corp.	4.18%
Hewlett Packard Enterprise Company	4.10%
Citigroup, Inc.	3.89%
Royal Mail PLC	3.29%

* Excluding short-term securities.

COMMON STOCKS — 87.65%	Shares Held	Value
CONSUMER DISCRETIONARY — 10.09% Auto Components — 0.52%
Magna International, Inc.	60,400	$2,621,360
Automobiles — 1.69%
General Motors Company	244,500	8,518,380
Household Durables — 0.97%
TRI Pointe Group, Inc. (a)	425,200	4,881,296
Media — 4.70%
Discovery Communications, Inc. — Class A (a)	506,700	13,888,647
Discovery Communications, Inc. — Class C (a)	363,000	9,721,140
		23,609,787
Specialty Retail — 1.78%
Office Depot, Inc. (c)	1,974,900	8,926,548
Textiles, Apparel & Luxury Goods — 0.43%
JG Boswell Company	3,401	2,159,635
TOTAL CONSUMER DISCRETIONARY		50,717,006
ENERGY — 8.11% Energy Equipment & Services — 2.42%
Vantage Drilling International (a) (i)	21,433	2,218,316
WorleyParsons Ltd. (a) (c) (v)	1,424,700	9,917,362
		12,135,678
Oil, Gas & Consumable Fuels — 5.69%
Cairn Energy PLC (a) (v)	1,938,500	5,632,312
Cobalt International Energy, Inc. (a)	953,775	1,163,606
Energy XXI Gulf Coast, Inc. (a) (f) (i)	305,566	8,417,460
Etablissements Maurel et Prom (a) (v)	274,200	1,215,668
InterOil Corp. (a)	150,200	7,146,516
Ophir Energy PLC (a) (v)	3,788,500	4,483,995
Rockhopper Exploration PLC (a) (v)	1,919,100	539,392
		28,598,949
TOTAL ENERGY		40,734,627
	Shares Held	Value
FINANCIALS — 31.21% Banks — 16.94%
Bank of America Corp. (c)	1,551,600	$34,290,360
Citigroup, Inc. (c)	329,100	19,558,413
JPMorgan Chase & Company (c)	97,900	8,447,791
Wells Fargo & Company	414,200	22,826,562
		85,123,126
Capital Markets — 4.05%
The Goldman Sachs Group, Inc.	48,200	11,541,490
Motors Liquidation Company GUC Trust (a)	1,048,100	8,804,040
		20,345,530
Consumer Finance — 0.72%
Capital One Financial Corp.	41,500	3,620,460
Insurance — 9.50%
American International Group, Inc. (c)	449,900	29,382,969
Global Indemnity Ltd. (a)	94,800	3,622,308
Zurich Insurance Group AG (a) (v)	53,500	14,702,860
		47,708,137
TOTAL FINANCIALS		156,797,253
HEALTH CARE — 2.22% Health Care Providers & Services — 2.22%
Anthem, Inc.	18,500	2,659,745
Hanger, Inc. (a)	738,000	8,486,483
TOTAL HEALTH CARE		11,146,228
INDUSTRIALS — 11.09% Air Freight & Logistics — 3.29%
Royal Mail PLC (c) (v)	2,911,200	16,548,494
Building Products — 0.32%
Masonite International Corp. (a)	24,000	1,579,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
Machinery — 5.94%
Danieli & C Officine Meccaniche SpA (c) (v)	1,346,700	$21,430,940
EnPro Industries, Inc.	94,600	6,372,256
KSB AG (c) (v)	5,473	2,045,545
		29,848,741
Professional Services — 0.13%
Hudson Global, Inc. (a)	481,700	655,112
Trading Companies & Distributors — 1.41%
Rush Enterprises, Inc. (a) (c)	222,700	7,104,130
TOTAL INDUSTRIALS		55,735,677
INFORMATION TECHNOLOGY — 23.17% Communications Equipment — 7.60%
ARRIS International PLC (a)	505,000	15,215,650
Telefonaktiebolaget LM Ericsson — ADR	3,940,900	22,975,447
		38,191,097
Electronic Equipment, Instruments & Components — 2.97%
Corning, Inc. (c)	489,500	11,880,165
Nippon Electric Glass Company Ltd. (v)	558,000	3,010,667
		14,890,832
Software — 8.50%
Microsoft Corp. (c)	348,900	21,680,646
Oracle Corp. (c)	546,200	21,001,390
		42,682,036
Technology Hardware, Storage & Peripherals — 4.10%
Hewlett Packard Enterprise Company	890,900	20,615,426
TOTAL INFORMATION TECHNOLOGY		116,379,391
MATERIALS — 0.72% Metals & Mining — 0.72%
GHW Holdco LLC (Acquired 10/28/2016, Cost $45,000) (a) (f) (i) (m)	2	45,000
Horsehead Holding LLC (a) (f) (i)	4,688	1,195,118
Real Industry, Inc. (a)	389,782	2,377,670
TOTAL MATERIALS		3,617,788
REAL ESTATE — 1.04% Equity Real Estate Investment Trusts — 1.04%
The GEO Group, Inc.	145,100	5,213,443
TOTAL REAL ESTATE		5,213,443
Total common stocks (Cost $409,209,739)		440,341,413
INVESTMENT COMPANIES — 0.21%
Closed-End Funds — 0.21%
Boulder Growth & Income Fund, Inc.	118,292	1,057,531
Total investment companies (Cost $649,324)		1,057,531
PREFERRED STOCKS — 0.40%	Shares Held	Value
FINANCIALS — 0.40% Thrifts & Mortgage Finance — 0.40%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	$403,749
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	1,383,469
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	215,237
TOTAL FINANCIALS		2,002,455
Total preferred stocks (Cost $274,262)		2,002,455
CORPORATE BONDS — 7.71%	Principal Amount
CONSUMER DISCRETIONARY — 0.50% Media — 0.50%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$2,750,000	2,488,750
TOTAL CONSUMER DISCRETIONARY		2,488,750
ENERGY — 4.15% Energy Equipment & Services — 0.00%
Vantage Drilling International — Escrow 7.500%, 11/01/2019 (a) (f) (i)	12,000,000	0
Oil, Gas & Consumable Fuels — 4.15%
Cobalt International Energy, Inc. 10.750%, 12/01/2021 (r)	15,896,000	15,411,172
7.750%, 12/01/2023 (r)	9,708,000	5,436,480
		20,847,652
TOTAL ENERGY		20,847,652
MATERIALS — 3.06% Chemicals — 2.84%
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 11/12/2014 — 06/19/2015, Cost $21,250,780) (d) (i) (r)	27,207,000	14,283,675
Metals & Mining — 0.22%
New Day Aluminum LLC 10.000%, 10/28/2020 (Acquired 10/28/2016 — 12/31/2016, Cost $343,523) (f) (i) (m) (p)	1,131,366	321,308
10.000%, 10/28/2020 (Acquired 10/28/2016 — 12/31/2016, Cost $827,186) (f) (i) (m) (p)	2,724,275	773,694
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (f) (i)	41,000	0
		1,095,002
TOTAL MATERIALS		15,378,677
Total corporate bonds (Cost $44,496,131)		38,715,079
TERM LOANS — 1.12%
ENERGY — 0.73% Oil, Gas & Consumable Fuels — 0.73%
Lonestar Resources America, Inc. 12.000%, 12/31/2021 (f) (i) (p)	4,000,000	3,660,800
TOTAL ENERGY		3,660,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Principal Amount	Value
MATERIALS — 0.39% Metals & Mining — 0.39%
New Day Aluminum LLC 8.000%, 10/28/2017 (Acquired 10/28/2016, Cost $768,000) (f) (i) (m)	$768,000	$768,000
8.000%, 10/28/2017 (Acquired 10/28/2016, Cost $1,200,000) (f) (i) (m)	1,200,000	1,200,000
TOTAL MATERIALS		1,968,000
Total term loans (Cost $5,642,662)		5,628,800
PURCHASED PUT OPTIONS — 0.09%	Contracts (100 shares per contract)
ENERGY — 0.01% Energy Equipment & Services — 0.01%
Patterson-UTI Energy, Inc. (a) Expiration: January 2017, Exercise Price: $24.00	2,000	40,000
TOTAL ENERGY		40,000
FINANCIALS — 0.08% Capital Markets — 0.08%
WisdomTree Investments, Inc. (a)
Expiration: January 2017, Exercise Price: $12.75	2,500	406,250
TOTAL FINANCIALS		406,250
Total purchased put options (Cost $1,872,942)		446,250
WARRANTS — 0.73%	Shares Held
CONSUMER DISCRETIONARY — 0.11% Automobiles — 0.11%
General Motors Company (a) Expiration: July 2019, Exercise Price: $18.33	33,866	580,125
TOTAL CONSUMER DISCRETIONARY		580,125
ENERGY — 0.07% Oil, Gas & Consumable Fuels — 0.07%
Comstock Resources, Inc. (a) (f) (i) Expiration: September 2018, Exercise Price: $0.01	5,913	58,184
Lonestar Resources America, Inc. (a) (f) (i) Expiration: December 2021, Exercise Price: $5.00	80,000	283,200
TOTAL ENERGY		341,384
FINANCIALS — 0.55% Insurance — 0.55%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $44.43	117,400	2,754,204
TOTAL FINANCIALS		2,754,204
	Shares Held		Value
Total warrants (Cost $1,782,621)			$3,675,713
Total long-term investments (Cost $463,927,681)			491,867,241
SHORT TERM INVESTMENTS — 0.00%	Principal Amount
Time Deposits — 0.00%
Brown Brothers Harriman & Co., 0.51%, 01/03/2017*	AUD	16	12
Brown Brothers Harriman & Co., 0.05%, 01/03/2017*	GBP	27	33
Total short-term investments (Cost $47)			45
Total investments — 97.91% (Cost $463,927,728)			491,867,286
Other assets in excess of liabilities — 2.09%			10,496,422
Net assets — 100.00%			$502,363,708

(a) — Non-income producing security.

(c) — All or a portion of this security is segregated as collateral for futures contracts and unfunded loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $16,722,764, which represented 3.33% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $3,108,002, which represented 0.62% of net assets.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $37,620,077, which represented 7.49% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $79,527,235, which represented 15.83% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

AUD — Australian Dollars

GBP — British Pounds

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Futures Contracts — December 31, 2016

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency Futures	(130)	March 2017	$(9,362,600)	$372,566
Euro Fx Currency Futures	(40)	March 2017	(5,287,000)	61,585
			$(14,649,600)	$434,151

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Capital Income Fund (Unaudited)

Largest Issuers	Percent of net assets
American International Group, Inc.	2.49%
Danieli & C Officine Meccaniche SpA	2.42%
Popular, Inc.	2.23%
Citigroup, Inc.	2.06%
BAE Systems PLC	2.05%
Royal Mail PLC	1.82%
Bank of America Corp.	1.66%
Telefonaktiebolaget LM Ericsson	1.66%
Vodafone Group PLC	1.63%
Oracle Corp.	1.63%
COMMON STOCKS — 58.72%	Shares Held	Value
CONSUMER DISCRETIONARY — 4.74% Auto Components — 0.77%
Adient PLC (a)	1,939	$113,625
Magna International, Inc.	3,772	163,705
		277,330
Automobiles — 1.13%
General Motors Company	7,396	257,676
General Motors Company — Escrow (a) (f) (i)	4,600	0
Honda Motor Company Ltd. — ADR	5,061	147,731
		405,407
Media — 1.10%
Discovery Communications, Inc. — Class A (a)	3,635	99,635
Discovery Communications, Inc. — Class C (a)	10,984	294,152
		393,787
Specialty Retail — 1.36%
Bed Bath & Beyond, Inc.	2,447	99,446
Office Depot, Inc.	86,578	391,333
		490,779
Textiles, Apparel & Luxury Goods — 0.38%
Quiksilver, Inc. (a) (f) (i)	6,960	137,669
TOTAL CONSUMER DISCRETIONARY		1,704,972
CONSUMER STAPLES — 0.28% Food & Staples Retailing — 0.28%
Tesco PLC — ADR (a)	13,275	100,757
TOTAL CONSUMER STAPLES		100,757
ENERGY — 9.41% Energy Equipment & Services — 1.58%
Vantage Drilling International (a) (i)	363	37,571
WorleyParsons Ltd. (a) (v)	76,278	530,972
		568,543
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.83%
BowLeven PLC (a)	1,246,621	$361,041
Cairn Energy PLC — ADR (a)	38,907	224,882
Cobalt International Energy, Inc. (a)	177,099	216,061
Energy XXI Gulf Coast, Inc. (a) (f) (i)	17,027	469,050
Hess Corp.	861	53,632
InterOil Corp. (a)	7,898	375,787
Kosmos Energy Ltd. (a)	10,572	74,110
Marathon Oil Corp.	6,368	110,230
Murphy Oil Corp.	3,306	102,916
Ophir Energy PLC — ADR (a)	210,834	502,797
PetroQuest Energy, Inc. (a)	1,984	6,567
Prairie Provident Resources, Inc. (a)	9,745	5,301
Warren Resources, Inc. (a) (f) (i)	1,559	2,156
Whiting Petroleum Corp. (a)	26,149	314,311
		2,818,841
TOTAL ENERGY		3,387,384
FINANCIALS — 15.11% Banks — 6.88%
Bank of America Corp.	27,074	598,335
Barclays PLC — ADR	13,706	150,766
Citigroup, Inc.	12,457	740,319
Citizens Financial Group, Inc.	6,122	218,127
Popular, Inc.	15,230	667,379
Societe Generale SA — ADR	10,642	104,504
		2,479,430
Capital Markets — 2.18%
Credit Suisse Group AG — ADR (a)	10,734	153,604
Fifth Street Asset Management, Inc.	65,744	440,484
Motors Liquidation Company GUC Trust (a)	22,647	190,235
		784,323

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 0.74%
Capital One Financial Corp.	1,848	$161,219
Santander Consumer USA Holdings, Inc. (a)	7,733	104,396
		265,615
Insurance — 5.31%
American International Group, Inc. (c)	13,726	896,445
Global Indemnity Ltd. (a)	5,858	223,834
Willis Towers Watson PLC	2,014	246,272
Zurich Insurance Group AG — ADR	19,812	546,217
		1,912,768
TOTAL FINANCIALS		5,442,136
HEALTH CARE — 3.29% Health Care Providers & Services — 0.95%
Anthem, Inc.	2,387	343,179
Pharmaceuticals — 2.34%
GlaxoSmithKline PLC — ADR	8,963	345,165
KYORIN Holdings, Inc. (v)	6,900	147,655
Sanofi — ADR	8,662	350,291
		843,111
TOTAL HEALTH CARE		1,186,290
INDUSTRIALS — 9.81% Aerospace & Defense — 2.33%
BAE Systems PLC — ADR	25,483	739,772
Embraer SA — ADR	5,133	98,810
		838,582
Air Freight & Logistics — 1.82%
Royal Mail PLC — ADR	57,383	654,740
Industrial Conglomerates — 1.24%
Koninklijke Philips NV	14,607	446,536
Machinery — 4.09%
CNH Industrial NV	11,934	103,706
Cummins, Inc.	3,635	496,795
Danieli & C Officine Meccaniche SpA — ADR	54,538	871,518
		1,472,019
Trading Companies & Distributors — 0.33%
Rush Enterprises, Inc. (a)	3,792	120,965
TOTAL INDUSTRIALS		3,532,842
INFORMATION TECHNOLOGY — 10.44% Communications Equipment — 3.24%
ARRIS International PLC (a)	18,880	568,855
Telefonaktiebolaget LM Ericsson — ADR	102,586	598,077
		1,166,932
	Shares Held	Value
Electronic Equipment, Instruments & Components — 2.51%
Corning, Inc. (c)	22,174	$538,163
Nippon Electric Glass Company Ltd. (v)	30,000	161,864
TE Connectivity Ltd.	2,930	202,990
		903,017
Semiconductors & Semiconductor Equipment — 0.29%
Marvell Technology Group Ltd.	7,582	105,162
Software — 3.01%
Microsoft Corp. (c)	8,008	497,617
Oracle Corp.	15,229	585,555
		1,083,172
Technology Hardware, Storage & Peripherals — 1.39%
Hewlett Packard Enterprise Company	21,672	501,490
TOTAL INFORMATION TECHNOLOGY		3,759,773
MATERIALS — 0.61% Metals & Mining — 0.61%
Horsehead Holding LLC (a) (f) (i)	861	219,496
TOTAL MATERIALS		219,496
REAL ESTATE — 1.65% Equity Real Estate Investment Trusts — 1.65%
The GEO Group, Inc. (c)	10,889	391,241
Granite Real Estate Investment Trust	6,046	202,360
TOTAL REAL ESTATE		593,601
TELECOMMUNICATION SERVICES — 1.63% Wireless Telecommunication Services — 1.63%
Vodafone Group PLC — ADR (c)	24,084	588,372
TOTAL TELECOMMUNICATION SERVICES		588,372
UTILITIES — 1.75% Independent Power and Renewable Electricity Producers — 1.75%
Calpine Corp. (a)	34,033	388,997
NRG Energy, Inc.	19,711	241,657
TOTAL UTILITIES		630,654
Total common stocks (Cost $19,050,886)		21,146,277
INVESTMENT COMPANIES — 0.28%
Business Development Companies — 0.28%
Fifth Street Senior Floating Rate Corp.	11,712	102,012
Total investment companies (Cost $106,658)		102,012

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Capital Income Fund (Unaudited)

PREFERRED STOCKS — 0.36%	Shares Held	Value
FINANCIALS — 0.36% Banks — 0.36%
Royal Bank of Scotland Group PLC, 6.600%	5,113	$128,081
TOTAL FINANCIALS		128,081
Total preferred stocks (Cost $129,115)		128,081
CONVERTIBLE PREFERRED STOCKS — 0.23%
ENERGY — 0.23% Energy Equipment & Services — 0.23%
McDermott International, Inc., 6.250% (i)	3,468	83,613
TOTAL ENERGY		83,613
Total convertible preferred stocks (Cost $88,618)		83,613
CORPORATE BONDS — 35.65%	Principal Amount
CONSUMER DISCRETIONARY — 6.64% Auto Components — 0.17%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	$63,000	61,898
Diversified Consumer Services — 0.29%
Sotheby's 5.250%, 10/01/2022 (r)	106,000	104,675
Hotels, Restaurants & Leisure — 1.40%
KFC Holding Company / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/2026 (r)	64,000	65,120
MGM Resorts International 7.750%, 03/15/2022 (c)	56,000	64,540
National CineMedia LLC 5.750%, 08/15/2026	50,000	51,000
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	49,000	50,225
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	220,000	210,099
Wynn Macau Ltd. 5.250%, 10/15/2021 (r)	61,000	61,763
		502,747
Household Durables — 0.36%
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	145,000	129,775
Leisure Products — 0.42%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	125,000	112,499
MCE Finance Ltd. 5.000%, 02/15/2021 (r)	39,000	38,947
		151,446
	Principal Amount	Value
Media — 3.35%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	$119,000	$125,396
Cable One, Inc. 5.750%, 06/15/2022 (r)	50,000	51,625
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	60,000	61,950
5.750%, 02/15/2026 (r)	110,000	114,125
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	279,000	246,565
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	35,000	35,263
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	122,000	110,410
SFR Group SA 6.000%, 05/15/2022 (r)	113,000	116,390
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	134,000	128,473
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	84,000	87,675
VTR Finance BV 6.875%, 01/15/2024 (r)	124,000	128,340
		1,206,212
Multiline Retail — 0.27%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	94,000	97,173
Specialty Retail — 0.38%
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (p) (r)	83,709	34,739
PetSmart, Inc. 7.125%, 03/15/2023 (r)	99,000	101,227
		135,966
TOTAL CONSUMER DISCRETIONARY		2,389,892
CONSUMER STAPLES — 1.56% Food Products — 0.57%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (Acquired 09/13/2013 — 12/02/2016, Cost $166,072) (i) (r)	182,000	80,990
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	70,000	73,675
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	50,000	51,813
		206,478

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Household Products — 0.99%
American Greetings Corp. 7.375%, 12/01/2021 (c)	$120,000	$122,850
Central Garden & Pet Company 6.125%, 11/15/2023	57,000	60,420
FGI Operating Company LLC / FGI Finance, Inc. 7.875%, 05/01/2020 (i)	200,000	171,000
		354,270
TOTAL CONSUMER STAPLES		560,748
ENERGY — 9.04% Energy Equipment & Services — 2.94%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	67,000	61,640
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 03/03/2016, Cost $96,787) (i) (r)	105,000	103,688
Callon Petroleum Company 6.125%, 10/01/2024 (r)	50,000	51,750
Globe Luxembourg SCA 9.625%, 05/01/2018 (r)	169,000	167,733
McDermott International, Inc. 8.000%, 05/01/2021 (r)	219,000	222,285
Noble Holding International Ltd. 7.750%, 01/15/2024	20,000	18,862
PHI, Inc. 5.250%, 03/15/2019	129,000	121,905
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (r)	117,000	98,865
Transocean, Inc. 9.000%, 07/15/2023 (r)	79,000	81,370
Unit Corp. 6.625%, 05/15/2021	135,000	131,625
Vantage Drilling International — Escrow 7.500%, 11/01/2019 (a) (f) (i)	2,000	0
7.125%, 04/01/2023 (a) (f) (i)	208,000	0
		1,059,723
Oil, Gas & Consumable Fuels — 6.10%
American Midstream Partners LP / American Midstream Finance Corp. 8.500%, 12/15/2021 (r)	75,000	74,625
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	127,000	108,268
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025 (r)	75,000	76,805
Cobalt International Energy, Inc. 10.750%, 12/01/2021 (r)	249,000	241,405
7.750%, 12/01/2023 (r)	152,000	85,120
Comstock Resources, Inc. 10.000%, 03/15/2020 (p)	132,000	135,959
	Principal Amount	Value
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	$98,000	$102,655
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	315,000	314,999
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/01/2015 — 09/02/2015, Cost $473,186) (i) (r)	600,000	551,999
Murphy Oil Corp. 6.875%, 08/15/2024	65,000	69,388
Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	105,000	106,050
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	75,000	74,063
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (Acquired 06/28/2013 — 12/06/2016, Cost $103,896) (i) (p) (r)	109,000	77,390
Range Resources Corp. 5.000%, 08/15/2022 (r)	45,000	44,944
Sanchez Energy Corp. 6.125%, 01/15/2023	85,000	81,175
Whiting Petroleum Corp. 5.750%, 03/15/2021	52,000	52,044
		2,196,889
TOTAL ENERGY		3,256,612
FINANCIALS — 1.67% Banks — 0.99%
Lincoln Finance Ltd. 7.375%, 04/15/2021 (r)	69,000	73,744
Popular, Inc. 7.000%, 07/01/2019	132,000	136,785
Societe Generale SA 7.375%, 12/29/2049 (b) (r)	145,000	145,119
		355,648
Consumer Finance — 0.68%
Ally Financial, Inc. 5.750%, 11/20/2025	135,000	135,168
Credit Acceptance Corp. 6.125%, 02/15/2021	70,000	71,050
7.375%, 03/15/2023	37,000	38,203
		244,421
TOTAL FINANCIALS		600,069
HEALTH CARE — 3.24% Health Care Equipment & Supplies — 0.50%
Halyard Health, Inc. 6.250%, 10/15/2022 (c)	104,000	107,640
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	71,000	73,663
		181,303

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Health Care Providers & Services — 1.46%
Centene Corp. 6.125%, 02/15/2024	$65,000	$68,656
CHS / Community Health Systems, Inc. 5.125%, 08/01/2021	32,000	29,760
6.875%, 02/01/2022	111,000	77,700
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/2021 (r)	149,000	130,002
Tenet Healthcare Corp. 7.500%, 01/01/2022 (r)	35,000	36,575
6.750%, 06/15/2023	123,000	108,547
Universal Hospital Services, Inc. 7.625%, 08/15/2020	75,000	74,625
		525,865
Pharmaceuticals — 1.28%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	127,000	127,635
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	147,000	129,728
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	134,000	129,645
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (r)	98,000	73,990
		460,998
TOTAL HEALTH CARE		1,168,166
INDUSTRIALS — 6.06% Aerospace & Defense — 0.70%
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 02/22/2016, Cost $228,284) (i) (r)	254,000	250,825
Air Freight & Logistics — 0.31%
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	104,000	109,590
Building Products — 1.41%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.875%, 02/15/2021 (r)	90,000	87,075
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	95,000	95,831
FBM Finance, Inc. 8.250%, 08/15/2021 (r)	100,000	106,000
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	124,000	131,129
WESCO Distribution, Inc. 5.375%, 06/15/2024 (r)	88,000	88,440
		508,475
	Principal Amount	Value
Commercial Services & Supplies — 0.84%
Ashtead Capital, Inc. 5.625%, 10/01/2024 (r)	$63,000	$66,308
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	102,000	107,738
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	126,000	129,937
		303,983
Construction & Engineering — 0.54%
AECOM 5.875%, 10/15/2024 (c)	113,000	121,205
Tutor Perini Corp. 7.625%, 11/01/2018	73,000	73,046
		194,251
Electrical Equipment — 0.37%
General Cable Corp. 5.750%, 10/01/2022	137,000	133,575
Machinery — 0.92%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	21,000	21,971
Meritor, Inc. 6.250%, 02/15/2024	174,000	171,390
Navistar International Corp. 8.250%, 11/01/2021	78,000	79,170
Terex Corp. 6.000%, 05/15/2021	58,000	59,523
		332,054
Professional Services — 0.29%
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021 (r)	100,000	104,500
Trading Companies & Distributors — 0.68%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	241,000	244,013
TOTAL INDUSTRIALS		2,181,266
INFORMATION TECHNOLOGY — 1.36% Communications Equipment — 0.24%
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	82,000	87,330
Electronic Equipment, Instruments & Components — 0.53%
Micron Technology, Inc. 7.500%, 09/15/2023 (r)	44,000	48,840
5.500%, 02/01/2025 (c)	51,000	51,000
Sensata Technologies BV 5.625%, 11/01/2024 (r)	85,000	88,931
		188,771
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Software — 0.31%
First Data Corp. 7.000%, 12/01/2023 (r)	$35,000	$37,363
PTC, Inc. 6.000%, 05/15/2024	71,000	74,727
		112,090
Technology Hardware, Storage & Peripherals — 0.28%
Western Digital Corp. 7.375%, 04/01/2023 (r)	61,000	67,252
10.500%, 04/01/2024 (r)	29,000	34,365
		101,617
TOTAL INFORMATION TECHNOLOGY		489,808
MATERIALS — 3.97% Chemicals — 1.74%
The Chemours Company 7.000%, 05/15/2025	91,000	90,090
Hexion, Inc. 6.625%, 04/15/2020	198,000	176,220
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 03/17/2015, Cost $225,886) (d) (i) (r)	226,000	118,650
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	64,000	64,800
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	189,000	177,659
		627,419
Containers & Packaging — 0.11%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.000%, 07/15/2024 (r)	37,000	39,382
Metals & Mining — 1.10%
Century Aluminum Company 7.500%, 06/01/2021 (r)	80,000	75,700
Kaiser Aluminum Corp. 5.875%, 05/15/2024	75,000	77,813
New Day Aluminum LLC 10.000%, 10/28/2020 (Acquired 10/28/2016 — 12/31/2016, Cost $18,095) (f) (i) (m) (p)	59,596	16,925
10.000%, 10/28/2020 (Acquired 10/28/2016 — 12/31/2016, Cost $7,515) (f) (i) (m) (p)	24,750	7,029
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (f) (i)	222,000	0
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/2018 (r)	103,000	103,000
8.250%, 01/15/2021 (r)	115,000	114,425
		394,892
	Principal Amount	Value
Paper & Forest Products — 1.02%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 08/31/2015, Cost $270,137) (i) (r)	$313,000	$176,845
Boise Cascade Company 5.625%, 09/01/2024 (r)	65,000	64,838
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 05/02/2014, Cost $124,095) (i) (r)	124,000	127,100
		368,783
TOTAL MATERIALS		1,430,476
REAL ESTATE — 0.29% Equity Real Estate Investment Trusts — 0.29%
The GEO Group, Inc. 5.875%, 10/15/2024	104,000	103,090
TOTAL REAL ESTATE		103,090
TELECOMMUNICATION SERVICES — 0.98% Diversified Telecommunication Services — 0.46%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/2023	156,000	166,140
Wireless Telecommunication Services — 0.52%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	110,000	114,950
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	71,000	74,018
		188,968
TOTAL TELECOMMUNICATION SERVICES		355,108
UTILITIES — 0.84% Independent Power and Renewable Electricity Producers — 0.84%
Calpine Corp. 5.750%, 01/15/2025	109,000	105,730
Dynegy, Inc. 7.625%, 11/01/2024 (c)	117,000	108,518
NRG Energy, Inc. 7.250%, 05/15/2026 (r)	87,000	87,000
TOTAL UTILITIES		301,248
Total corporate bonds (Cost $13,011,483)		12,836,483
TERM LOANS — 1.68%
ENERGY — 1.40% Energy Equipment & Services — 1.40%
Fieldwood Energy LLC 8.000%, 08/31/2020 (b) (p)	80,218	76,508
8.375%, 09/30/2020 (b) (p)	108,296	95,029
8.375%, 09/30/2020 (b) (p)	181,704	129,919
Jonah Energy LLC 7.500%, 05/12/2021 (b) (p)	215,000	204,250
TOTAL ENERGY		505,706

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
UTILITIES — 0.28% Electric Utilities — 0.28%
Vistra Operations Company LLC 5.000%, 08/04/2023 (b) (p)	$18,150	$18,395
5.000%, 08/04/2023 (b) (p)	79,576	80,652
TOTAL UTILITIES		99,047
Total term loans (Cost $637,637)		604,753
WARRANTS — 0.01%	Shares Held
ENERGY — 0.01% Oil, Gas & Consumable Fuels — 0.01%
Comstock Resources, Inc. (a) (f) (i) Expiration: September 2018, Exercise Price: $0.01	432	4,251
TOTAL ENERGY		4,251
Total warrants (Cost $3,682)		4,251
Total long-term investments (Cost $33,028,079)		34,905,470
SHORT-TERM INVESTMENTS — 4.43%	Principal Amount
Time Deposits — 4.43%
Banco Santander SA, 0.26%, 01/03/2017*	$1,593,849	1,593,849
Total short-term investments (Cost $1,593,849)		1,593,849
Total investments — 101.36% (Cost $34,621,928)		36,499,319
Liabilities in excess of other assets — (1.36)%		(488,161)
Net assets — 100.00%		$36,011,158

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2016.

(c) — All or a portion of this security is segregated as collateral.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $856,576, which represented 2.38% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $23,954, which represented 0.07% of net assets.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $8,602,495, which represented 23.89% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $840,491, which represented 2.33% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers	Percent of net assets
HCA, Inc.	1.35%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.25%
McDermott International, Inc.	1.11%
Rain CII Carbon LLC / CII Carbon Corp.	1.06%
Fieldwood Energy LLC	1.05%
Tenet Healthcare Corp.	1.00%
Harland Clarke Holdings Corp.	0.99%
Unit Corp.	0.97%
Lonestar Resources America, Inc.	0.95%
VTR Finance BV	0.95%
CORPORATE BONDS — 88.37%	Principal Amount	Value
Advertising — 0.73%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$21,027,000	$19,029,435
Aerospace/Defense — 0.83%
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 11/03/2016, Cost $19,824,383) (i) (r)	21,899,000	21,625,262
Auto Parts & Equipment — 1.15%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	13,096,000	12,866,820
Meritor, Inc. 6.250%, 02/15/2024	17,246,000	16,987,310
		29,854,130
Automakers — 0.52%
Navistar International Corp. 8.250%, 11/01/2021 (c)	13,197,000	13,394,955
Banking — 1.29%
Popular, Inc. 7.000%, 07/01/2019	23,270,000	24,113,537
Societe Generale SA 7.375%, 12/29/2049 (b) (r)	9,334,000	9,341,654
		33,455,191
Building & Construction — 3.76%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.875%, 02/15/2021 (r)	17,835,000	17,255,362
Tutor Perini Corp. 7.625%, 11/01/2018	13,798,000	13,806,624
WCI Communities, Inc. 6.875%, 08/15/2021	17,900,000	18,929,250
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	26,718,000	23,912,610
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	22,978,000	23,696,063
		97,599,909
	Principal Amount	Value
Building Materials — 4.26%
Allegion PLC 5.875%, 09/15/2023	$11,525,000	$12,274,125
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	16,745,000	16,891,519
FBM Finance, Inc. 8.250%, 08/15/2021 (r)	18,328,000	19,427,680
RSI Home Products, Inc. 6.500%, 03/15/2023 (r)	20,523,000	21,549,150
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	18,986,000	20,077,695
WESCO Distribution, Inc. 5.375%, 06/15/2024 (r)	20,247,000	20,348,235
		110,568,404
Cable & Satellite TV — 5.50%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	22,007,000	23,189,876
Cable One, Inc. 5.750%, 06/15/2022 (r)	17,117,000	17,673,303
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	14,042,000	14,498,365
5.750%, 02/15/2026 (r)	17,379,000	18,030,712
SFR Group SA 6.000%, 05/15/2022 (r)	21,234,000	21,871,020
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	21,680,000	22,628,500
VTR Finance BV 6.875%, 01/15/2024 (r)	23,755,000	24,586,425
		142,478,201

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Chemicals — 3.11%
The Chemours Company 7.000%, 05/15/2025	$16,747,000	$16,579,530
Hexion, Inc. 6.625%, 04/15/2020 (c)	24,058,000	21,411,620
Momentive Performance Materials, Inc. 3.880%, 10/24/2021 (c)	25,222,000	23,834,790
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (a) (f) (i)	24,222,000	0
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	18,694,000	18,927,675
		80,753,615
Consumer/Commercial/Lease Financing — 1.25%
Credit Acceptance Corp. 6.125%, 02/15/2021	19,234,000	19,522,510
Lincoln Finance Ltd. 7.375%, 04/15/2021 (r)	12,111,000	12,943,631
		32,466,141
Department Stores — 0.74%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	18,621,000	19,249,459
Diversified Capital Goods — 1.72%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	22,847,000	20,562,300
General Cable Corp. 5.750%, 10/01/2022	24,720,000	24,102,000
		44,664,300
Electric — Generation — 2.13%
Calpine Corp. 5.750%, 01/15/2025	20,255,000	19,647,350
Dynegy, Inc. 7.625%, 11/01/2024 (c)	20,386,000	18,908,015
NRG Energy, Inc. 7.250%, 05/15/2026 (r)	16,591,000	16,591,000
		55,146,365
Electronics — 1.44%
Micron Technology, Inc. 7.500%, 09/15/2023 (r)	8,253,000	9,160,830
5.500%, 02/01/2025 (c)	10,003,000	10,003,000
Sensata Technologies BV 5.625%, 11/01/2024 (r)	17,400,000	18,204,750
		37,368,580
	Principal Amount	Value
Energy — Exploration & Production — 7.62%
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 05/24/2016, Cost $16,130,324) (i) (r)	$18,866,000	$18,630,175
Callon Petroleum Company 6.125%, 10/01/2024 (r)	8,965,000	9,278,775
Cobalt International Energy, Inc. 10.750%, 12/01/2021 (r)	16,073,000	15,582,774
7.750%, 12/01/2023 (r)	9,815,000	5,496,400
Comstock Resources, Inc. 10.000%, 03/15/2020 (p)	20,382,000	20,993,460
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	23,189,000	23,189,000
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/03/2015 — 06/22/2016, Cost $10,695,547) (i) (r)	17,158,000	15,785,360
Murphy Oil Corp. 6.875%, 08/15/2024	13,030,000	13,909,525
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (Acquired 08/12/2010 — 12/06/2016, Cost $17,859,187) (i) (p) (r)	19,833,000	14,081,430
Range Resources Corp. 5.000%, 08/15/2022 (r)	12,991,000	12,974,761
Rice Energy, Inc. 6.250%, 05/01/2022 (c)	18,467,000	19,067,178
Sanchez Energy Corp. 6.125%, 01/15/2023	15,075,000	14,396,625
Whiting Petroleum Corp. 5.750%, 03/15/2021	14,268,000	14,279,985
		197,665,448
Environmental — 0.70%
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021 (r)	17,458,000	18,243,610
Food — Wholesale — 2.53%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (Acquired 09/13/2013 — 12/02/2016, Cost $26,601,356) (i) (r)	29,368,000	13,068,760
Shearer's Foods LLC / Chip Finance Corp. 9.000%, 11/01/2019 (r)	14,536,000	15,208,290
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	15,876,000	16,709,490
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	19,971,000	20,694,949
		65,681,489

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Forestry/Paper — 2.64%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 04/07/2016, Cost $15,160,152) (i) (r)	$20,035,000	$11,319,775
Boise Cascade Company 5.625%, 09/01/2024 (r)	14,055,000	14,019,862
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 08/23/2016, Cost $18,918,675) (i) (r)	18,898,000	19,370,450
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	25,175,000	23,664,500
		68,374,587
Gaming — 2.31%
MCE Finance Ltd. 5.000%, 02/15/2021 (r)	6,599,000	6,589,953
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024 (r)	6,270,000	6,583,500
MGM Resorts International 7.750%, 03/15/2022 (c)	13,607,000	15,682,067
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	12,519,000	12,831,975
Wynn Macau Ltd. 5.250%, 10/15/2021 (r)	18,040,000	18,265,500
		59,952,995
Gas Distribution — 3.11%
American Midstream Partners LP / American Midstream Finance Corp. 8.500%, 12/15/2021 (r)	12,645,000	12,581,775
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025 (r)	13,425,000	13,748,005
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	19,037,000	19,941,257
Niska Gas Storage Ltd. / Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	14,427,000	14,571,270
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	19,977,000	19,727,288
		80,569,595
	Principal Amount	Value
Health Facilities — 3.13%
CHS / Community Health Systems, Inc. 5.125%, 08/01/2021	$6,675,000	$6,207,750
6.875%, 02/01/2022	19,874,000	13,911,800
HCA, Inc. 5.000%, 03/15/2024	4,985,000	5,140,781
5.375%, 02/01/2025	29,729,000	29,840,484
Tenet Healthcare Corp. 7.500%, 01/01/2022 (r)	6,350,000	6,635,750
6.750%, 06/15/2023 (c)	21,903,000	19,329,397
		81,065,962
Health Services — 0.54%
Universal Hospital Services, Inc. 7.625%, 08/15/2020	14,134,000	14,063,330
Hotels — 0.55%
National CineMedia LLC 5.750%, 08/15/2026	14,082,000	14,363,640
Machinery — 1.77%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	18,594,000	19,453,972
Manitowoc Foodservice, Inc. 9.500%, 02/15/2024	11,297,000	13,076,277
Terex Corp. 6.000%, 05/15/2021	12,942,000	13,281,728
		45,811,977
Managed Care — 0.52%
Centene Corp. 6.125%, 02/15/2024	12,805,000	13,525,281
Media Content — 0.79%
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	21,281,000	20,403,159
Medical Products — 2.09%
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/2021 (r)	15,140,000	13,209,650
Halyard Health, Inc. 6.250%, 10/15/2022	21,015,000	21,750,525
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	18,525,000	19,219,688
		54,179,863

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Metals/Mining Excluding Steel — 3.09%
Century Aluminum Company 7.500%, 06/01/2021 (r)	$21,324,000	$20,177,835
Kaiser Aluminum Corp. 5.875%, 05/15/2024	12,122,000	12,576,575
New Day Aluminum LLC 10.000%, 10/28/2020 (Acquired 10/28/2016 — 12/31/2016, Cost $116,183) (f) (i) (m) (p)	382,639	108,669
10.000%, 10/28/2020 (Acquired 10/28/2016 — 12/31/2016, Cost $279,762) (f) (i) (m) (p)	921,375	261,671
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (d) (f) (i)	18,476,000	0
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/2018 (r)	12,175,000	12,175,000
8.250%, 01/15/2021 (r)	15,502,000	15,424,490
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	19,102,000	19,340,775
		80,065,015
Oil Field Equipment & Services — 5.45%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	10,186,000	9,371,120
Globe Luxembourg SCA 9.625%, 05/01/2018 (r)	15,363,000	15,247,777
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 04/14/2015, Cost $16,977,066) (d) (i) (r)	18,538,000	9,732,450
McDermott International, Inc. 8.000%, 05/01/2021 (r)	24,013,000	24,373,195
Noble Holding International Ltd. 7.750%, 01/15/2024	3,345,000	3,154,670
PHI, Inc. 5.250%, 03/15/2019	22,289,000	21,063,105
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (r)	21,407,000	18,088,915
Transocean, Inc. 9.000%, 07/15/2023 (r)	14,906,000	15,353,180
Unit Corp. 6.625%, 05/15/2021	25,664,000	25,022,400
Vantage Drilling International — Escrow 7.500%, 11/01/2019 (a) (f) (i)	833,000	0
7.125%, 04/01/2023 (a) (f) (i)	28,058,000	0
		141,406,812
Oil Refining & Marketing — 1.46%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	24,559,000	20,936,547
PBF Holding Company LLC / PBF Finance Corp. 8.250%, 02/15/2020 (c)	16,348,000	16,777,135
		37,713,682
	Principal Amount	Value
Packaging — 0.87%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/2023 (r)	$15,685,000	$15,959,488
7.000%, 07/15/2024 (r)	6,126,000	6,520,361
		22,479,849
Personal & Household Products — 2.31%
American Greetings Corp. 7.375%, 12/01/2021 (c)	22,947,000	23,491,991
Central Garden & Pet Company 6.125%, 11/15/2023	11,879,000	12,591,740
FGI Operating Company LLC / FGI Finance, Inc. 7.875%, 05/01/2020 (i)	16,801,000	14,364,855
Vista Outdoor, Inc. 5.875%, 10/01/2023	8,980,000	9,445,883
		59,894,469
Pharmaceuticals — 3.04%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	23,742,000	23,860,710
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	21,706,000	19,155,545
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	22,211,000	21,489,142
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (r)	18,867,000	14,244,585
		78,749,982
Printing & Publishing — 1.49%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	28,913,000	25,551,864
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	13,008,000	13,105,560
		38,657,424
Recreation & Travel — 0.60%
Interval Acquisition Corp. 5.625%, 04/15/2023	15,271,000	15,652,775
Restaurants — 1.29%
KFC Holding Company / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/2026 (r)	14,761,000	15,019,318
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	19,287,000	18,419,085
		33,438,403
Software/Services — 1.32%
PTC, Inc. 6.000%, 05/15/2024	14,681,000	15,451,752
VeriSign, Inc. 5.250%, 04/01/2025	18,259,000	18,761,123
		34,212,875

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Specialty Retail — 1.44%
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (p) (r)	$13,106,648	$5,439,259
CST Brands, Inc. 5.000%, 05/01/2023	11,175,000	11,594,063
PetSmart, Inc. 7.125%, 03/15/2023 (r)	19,797,000	20,242,432
		37,275,754
Support — Services — 3.57%
AECOM 5.875%, 10/15/2024 (c)	21,443,000	22,999,976
Ashtead Capital, Inc. 5.625%, 10/01/2024 (r)	12,089,000	12,723,672
The GEO Group, Inc. 5.875%, 10/15/2024	19,840,000	19,666,400
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	19,590,000	20,691,938
Sotheby's 5.250%, 10/01/2022 (r)	16,637,000	16,429,038
		92,511,024
Technology Hardware & Equipment — 2.11%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/2024	17,575,000	18,058,312
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	15,905,000	16,938,825
Western Digital Corp. 7.375%, 04/01/2023 (r)	11,976,000	13,203,540
10.500%, 04/01/2024 (r)	5,526,000	6,548,310
		54,748,987
Telecom — Satellite — 0.57%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	14,100,000	14,734,500
Telecom — Wireless — 0.62%
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	15,397,000	16,051,373
Telecom — Wireline Integrated & Services — 1.65%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/2023	21,660,000	23,067,900
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	18,757,000	19,601,065
		42,668,965
Transport Infrastructure/Services — 0.76%
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	18,562,000	19,559,708
Total corporate bonds (Cost $2,306,266,630)		2,291,376,480
ASSET-BACKED SECURITIES — 0.44%	Principal Amount	Value
Air Transportation — 0.44%
U.S. Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	$10,446,327	$11,373,439
Total asset-backed securities (Cost $10,963,384)		11,373,439
CONVERTIBLE BONDS — 0.62%
Auto Parts & Equipment — 0.20%
Meritor, Inc. 7.875%, 03/01/2026	3,507,000	5,087,342
Automakers — 0.42%
Navistar International Corp. 4.750%, 04/15/2019	10,986,000	10,903,605
Total convertible bonds (Cost $14,022,350)		15,990,947
TERM LOANS — 2.92%
Electric — Generation — 0.61%
Vistra Operations Company LLC 5.000%, 08/04/2023 (b) (p)	2,890,388	2,929,467
5.000%, 08/04/2023 (b) (p)	12,673,256	12,844,598
		15,774,065
Energy — Exploration & Production — 2.04%
Fieldwood Energy LLC 8.000%, 08/31/2020 (b) (p)	7,248,658	6,913,408
8.375%, 09/30/2020 (b) (p)	9,785,808	8,587,047
8.375%, 09/30/2020 (b) (p)	16,419,192	11,739,722
Jonah Energy LLC 7.500%, 05/12/2021 (b) (p)	18,315,210	17,399,449
Lonestar Resources America, Inc. 12.000%, 12/31/2021 (f) (i) (p)	9,000,000	8,236,800
		52,876,426
Metals/Mining Excluding Steel — 0.05%
New Day Aluminum LLC 8.000%, 10/28/2017 (Acquired 10/28/2016, Cost $512,000) (f) (i) (m)	512,000	512,000
8.000%, 10/28/2017 (Acquired 10/28/2016, Cost $800,000) (f) (i) (m)	800,000	800,000
		1,312,000
Specialty Retail — 0.22%
J.Crew Group, Inc. 4.000%, 03/05/2021 (b) (p)	10,308,722	5,914,629
Total term loans (Cost $82,153,408)		75,877,120

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2016

Hotchkis & Wiley High Yield Fund (Unaudited)

CONVERTIBLE PREFERRED STOCKS — 0.16%	Shares Held	Value
Oil Field Equipment & Services — 0.16%
McDermott International, Inc., 6.250% (i)	178,219	$4,296,860
Total convertible preferred stocks (Cost $4,532,955)		4,296,860
PREFERRED STOCKS — 2.09%
Banking — 2.09%
Citigroup, Inc., 7.125% (b)	618,289	17,299,726
Countrywide Capital V, 7.000%	550,820	14,023,877
Royal Bank of Scotland Group PLC, 6.600%	910,121	22,798,531
Total preferred stocks (Cost $50,110,307)		54,122,134
COMMON STOCKS — 1.90%
Automakers — 0.00%
General Motors Company — Escrow (a) (f) (i)	352,400	0
Energy — Exploration & Production — 0.51%
Energy XXI Gulf Coast, Inc. (a) (f) (i)	406,652	11,202,080
PetroQuest Energy, Inc. (a)	337,194	1,116,112
Prairie Provident Resources, Inc. (a)	1,296,150	705,106
Warren Resources, Inc. (a) (f) (i)	116,226	160,740
		13,184,038
Metals/Mining Excluding Steel — 0.75%
GHW Holdco LLC (Acquired 10/28/2016, Cost $30,000) (a) (f) (i) (m)	1	30,000
Horsehead Holding LLC (a) (f) (i)	76,444	19,487,968
		19,517,968
Oil Field Equipment & Services — 0.20%
Vantage Drilling International (a) (i)	49,988	5,173,758
Specialty Retail — 0.44%
Quiksilver, Inc. (a) (f) (i)	582,983	11,531,404
Total common stocks (Cost $85,613,244)		49,407,168
WARRANTS — 0.05%
Energy — Exploration & Production — 0.05%
Comstock Resources, Inc. (a) (f) (i) Expiration: September 2018, Exercise Price: $0.01	59,934	589,751
Lonestar Resources America, Inc. (a) (f) (i) Expiration: December 2021, Exercise Price: $5.00	180,000	637,200
Total warrants (Cost $1,200,302)		1,226,951
Total long-term investments (Cost $2,554,862,580)		2,503,671,099
SHORT-TERM INVESTMENTS — 1.92%	Principal Amount	Value
Time Deposits — 1.92%
Brown Brothers Harriman & Co., 0.26%, 01/03/2017*	$49,751,831	$49,751,831
Total short-term investments (Cost $49,751,831)		49,751,831
Total investments — 98.47% (Cost $2,604,614,411)		2,553,422,930
Other assets in excess of liabilities — 1.53%		39,557,316
Net assets — 100.00%		$2,592,980,246

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2016.

(c) — All or a portion of this security is segregated as collateral for credit default swap contracts and unfunded loan commitments.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $53,558,283, which represented 2.07% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $1,712,340, which represented 0.07% of net assets.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,383,993,116, which represented 53.37% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Credit Default Swap Contracts — December 31, 2016

Hotchkis & Wiley High Yield Fund (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.27	Goldman Sachs International(4)	5.00%	12/20/21	$12,550,000	$(509,469)	$(799,017)	$(289,548)

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of December 31, 2016 was A3.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2016 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$128,239,543	$467,535,203	$2,094,856,922	$780,432,207	$19,249,827
Affiliated issuers	—	—	67,459,125	40,192,025	—
Collateral for securities on loan*	—	—	6,304,168	5,786,516	—
Short-term investments*	182,134	16,890,844	26,879,532	924,023	509,524
Dividends and interest receivable	169,912	662,251	2,265,418	594,581	22,948
Receivable for investments sold	—	11,783,202	—	18,641,031	—
Receivable for Fund shares sold	57,922	974,174	9,624,198	1,265,487	5,500
Receivable from Advisor	—	—	—	—	808
Other assets	31,623	34,008	89,426	60,443	16,978
Total assets	$128,681,134	$497,879,682	$2,207,478,789	$847,896,313	$19,805,585
Liabilities:
Collateral upon return of securities on loan	$—	$—	$6,304,168	$5,786,516	$—
Payable for investments purchased	—	—	805,838	1,292,045	468,052
Payable for Fund shares repurchased	130,350	17,122,124	5,947,796	12,017,581	—
Payable to Advisor	56,452	319,594	1,404,618	537,663	—
Payable to Trustees	4,014	528	808	—	—
Accrued distribution and service fees	51,598	235,120	401,081	136,460	689
Accrued expenses and other liabilities	117,219	271,423	861,810	374,161	52,262
Total liabilities	$359,633	$17,948,789	$15,726,119	$20,144,426	$521,003
Commitments and contingencies (Note 8)
Net assets	$128,321,501	$479,930,893	$2,191,752,670	$827,751,887	$19,284,582
Net Assets consist of:
Paid-in capital	$773,514,372	$1,537,264,212	$2,185,206,974	$755,884,279	$16,056,411
Undistributed net investment income (loss)	1,461,998	3,220,829	(8,222,370)	(500,011)	(20,239)
Undistributed net realized gain (loss)	(612,832,569)	(1,008,427,873)	40,444,725	(37,634,582)	(438,222)
Net unrealized appreciation (depreciation) of securities and foreign currency transactions	(33,822,300)	(52,126,275)	(25,676,659)	110,002,201	3,686,632
Net assets	$128,321,501	$479,930,893	$2,191,752,670	$827,751,887	$19,284,582
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$84,249,437	$298,111,515	$1,802,054,815	$704,505,581	$18,676,267
Shares outstanding (unlimited shares $0.001 par value authorized)	5,196,965	10,364,947	48,309,644	11,947,969	1,597,524
Net asset value per share	$16.21	$28.76	$37.30	$58.96	$11.69
Calculation of Net Asset Value Per Share — Class A
Net assets	$41,110,154	$146,172,972	$313,538,886	$102,272,070	$608,315
Shares outstanding (unlimited shares $0.001 par value authorized)	2,526,451	5,108,084	8,524,960	1,743,562	52,166
Net asset value per share	$16.27	$28.62	$36.78	$58.66	$11.66
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$17.17	$30.21	$38.82	$61.91	$12.31
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$2,961,910	$20,454,300	$61,615,389	$20,974,236
Shares outstanding (unlimited shares $0.001 par value authorized)	183,474	728,241	1,891,570	423,219
Net asset value per share	$16.14	$28.09	$32.57	$49.56
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$15,192,106	$14,543,580
Shares outstanding (unlimited shares $0.001 par value authorized)		528,221	394,571
Net asset value per share		$28.76	$36.86
*Cost of long-term investments
Unaffiliated issuers	$162,061,843	$519,661,478	$2,059,072,906	$625,106,373	$15,563,198
Affiliated issuers	—	—	128,899,539	85,516,156	—
*Cost of collateral for securities on loan	—	—	6,304,168	5,786,516	—
*Cost of short-term investments	182,134	16,890,844	26,879,536	924,023	509,524

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2016 (UNAUDITED)

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$6,960,691	$2,024,901	$491,867,241	$34,905,470	$2,503,671,099
Short-term investments*	81,813	60,422	45	1,593,849	49,751,831
Cash collateral for futures	—	—	413,355	—	—
Dividends and interest receivable	9,670	4,729	714,288	279,095	41,276,814
Receivable for investments sold	—	—	3,066,980	—	—
Receivable from broker for credit default swap contracts	—	—	—	—	1,171,160
Receivable for Fund shares sold	3,608	—	10,444,819	131,245	7,341,233
Receivable from Advisor	8,008	6,746	—	—	—
Other assets	15,233	842	42,371	7,209	127,398
Total assets	$7,079,023	$2,097,640	$506,549,099	$36,916,868	$2,603,339,535
Liabilities:
Premiums received for credit default swap contracts	$—	$—	$—	$—	$509,469
Unrealized depreciation on credit default swap contracts	—	—	—	—	289,548
Payable for investments purchased	—	—	—	787,607	268,178
Payable for variation margin	—	—	35,600	—	—
Payable for Fund shares repurchased	—	—	888,574	16,312	3,884,930
Payable to Advisor	—	—	313,574	5,396	1,113,351
Payable to Trustees	—	—	200	17	—
Accrued distribution and service fees	713	—	240,406	8,941	322,557
Distributions payable to shareholders	—	—	—	25,529	3,305,259
Cash overdraft	—	—	2,502,737	—	—
Accrued expenses and other liabilities	53,723	40,685	204,300	61,908	665,997
Total liabilities	$54,436	$40,685	$4,185,391	$905,710	$10,359,289
Commitments and contingencies (Note 8)
Net assets	$7,024,587	$2,056,955	$502,363,708	$36,011,158	$2,592,980,246
Net Assets consist of:
Paid-in capital	$6,710,302	$1,927,168	$487,933,291	$37,981,226	$2,734,768,747
Undistributed net investment loss	(1,442)	(5,016)	(2,238,319)	(28,034)	(1,239,632)
Undistributed net realized loss	(165,562)	(2,201)	(11,697,924)	(3,819,331)	(89,067,840)
Net unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	481,289	137,004	27,932,509	1,877,297	(51,191,481)
Credit default swap contracts	—	—	—	—	(289,548)
Futures contracts	—	—	434,151	—	—
Net assets	$7,024,587	$2,056,955	$502,363,708	$36,011,158	$2,592,980,246
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$6,811,608	$2,056,955	$308,636,139	$15,017,107	$2,053,305,968
Shares outstanding (unlimited shares $0.001 par value authorized)	574,585	192,205	11,564,153	1,252,941	170,999,122
Net asset value per share	$11.85	$10.70	$26.69	$11.99	$12.01
Calculation of Net Asset Value Per Share — Class A
Net assets	$212,979		$132,513,388	$20,994,051	$536,354,712
Shares outstanding (unlimited shares $0.001 par value authorized)	17,976		4,956,495	1,686,058	44,950,667
Net asset value per share	$11.85		$26.74	$12.45	$11.93
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$12.51		$28.22
(Net asset value per share divided by 0.9525)				$13.07
(Net asset value per share divided by 0.9625)					$12.39
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$61,214,181		$3,319,566
Shares outstanding (unlimited shares $0.001 par value authorized)			2,453,152		276,404
Net asset value per share			$24.95		$12.01
*Cost of long-term investments	$6,479,233	$1,887,771	$463,927,681	$33,028,079	$2,554,862,580
*Cost of short-term investments	81,813	60,422	47	1,593,849	49,751,831

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$2,617,368	$5,977,346	$12,835,935	$5,161,843	$165,448
Affiliated issuers	—	—	—	215,322	—
Interest	1,385	4,445	11,887	1,969	203
Securities on loan, net	7,244	16,811	15,339	31,535	—
Total income	2,625,997	5,998,602	12,863,161	5,410,669	165,651
Expenses:
Advisory fees	867,243	1,814,876	7,835,264	3,075,018	54,297
Professional fees and expenses	21,318	23,709	55,351	38,823	13,356
Custodian fees and expenses	18,142	23,576	95,153	18,874	2,722
Transfer agent fees and expenses	254,569	386,356	2,065,682	764,543	11,738
Accounting fees and expenses	16,516	30,223	119,541	49,173	33,421
Administration fees and expenses	35,140	73,208	314,786	123,907	17,675
Trustees' fees and expenses	16,414	20,409	86,737	33,642	624
Reports to shareholders	21,901	36,308	129,449	65,930	829
Registration fees	30,543	34,195	44,193	58,550	17,979
Distribution and service fees — Class A	50,169	180,245	395,946	131,822	359
Distribution and service fees — Class C	15,322	102,910	307,442	102,073	—
Distribution and service fees — Class R	—	34,653	31,601	—	—
Other expenses	13,562	17,104	63,031	27,040	2,210
Total expenses	1,360,839	2,777,772	11,544,176	4,489,395	155,210
Fee waiver/expense reimbursement by Advisor (Note 2)	(196,840)	—	—	—	(79,670)
Net expenses	1,163,999	2,777,772	11,544,176	4,489,395	75,540
Net investment income	1,461,998	3,220,830	1,318,985	921,274	90,111
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	(23,787,785)	5,799,020	83,210,229	39,561,911	199,143
Sales of affiliated issuers	—	—	(16,978,536)	(1,733,285)	—
Foreign currency transactions	—	—	(36,506)	562	6
Net realized gains (losses)	(23,787,785)	5,799,020	66,195,187	37,829,188	199,149
Net change in unrealized appreciation of securities and foreign currency transactions	57,537,551	65,509,985	378,626,825	157,400,417	3,996,092
Net gains	33,749,766	71,309,005	444,822,012	195,229,605	4,195,241
Net Increase in Net Assets Resulting from Operations	$35,211,764	$74,529,835	$446,140,997	$196,150,879	$4,285,352
*Net of Foreign Taxes Withheld	$29,882	$65,672	$99,634	$69,526	$340

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (UNAUDITED)

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$40,568	$9,931	$2,761,106	$180,533	$2,150,917
Interest	94	31	2,345,123	628,356	90,076,656
Securities on loan, net	—	—	2,203	—	—
Total income	40,662	9,962	5,108,432	808,889	92,227,573
Expenses:
Advisory fees	23,805	8,273	1,755,581	113,095	7,174,586
Professional fees and expenses	12,836	11,716	21,289	13,363	64,481
Custodian fees and expenses	9,164	8,165	36,919	13,190	36,372
Transfer agent fees and expenses	13,341	1,803	332,796	24,675	1,450,602
Accounting fees and expenses	25,857	21,538	31,224	34,113	162,534
Administration fees and expenses	15,857	15,154	70,916	14,766	392,880
Trustees' fees and expenses	230	77	19,314	1,494	102,344
Reports to shareholders	809	707	17,404	2,189	54,358
Registration fees	17,124	3,201	40,619	17,252	54,412
Distribution and service fees — Class A	167	—	162,667	22,920	736,794
Distribution and service fees — Class C	—	—	308,911	—	14,916
Other expenses	1,906	1,478	16,541	2,645	67,737
Total expenses	121,096	72,112	2,814,181	259,702	10,312,016
Fee waiver/expense reimbursement by Advisor (Note 2)	(88,197)	(50,419)	—	(97,588)	(429,015)
Fee waiver by Administrator (Note 2)	—	(10,500)	—	—	—
Net expenses	32,899	11,193	2,814,181	162,114	9,883,001
Net investment income (loss)	7,763	(1,231)	2,294,251	646,775	82,344,572
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	96,224	24,470	2,260,242	(301,205)	(29,501,122)
Foreign currency transactions	(997)	(625)	(35,312)	(779)	—
Credit default swap contracts	—	—	—	—	125,098
Futures contracts	—	—	1,481,345	—	—
Net realized gains (losses)	95,227	23,845	3,706,275	(301,984)	(29,376,024)
Net change in unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	898,688	228,421	90,063,871	4,802,115	146,602,839
Credit default swap contracts	—	—	—	—	(520,399)
Futures contracts	—	—	(905,662)	—	—
Net change in unrealized appreciation	898,688	228,421	89,158,209	4,802,115	146,082,440
Net gains	993,915	252,266	92,864,484	4,500,131	116,706,416
Net Increase in Net Assets Resulting from Operations	$1,001,678	$251,035	$95,158,735	$5,146,906	$199,050,988
*Net of Foreign Taxes Withheld	$746	$409	$33,005	$2,982	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income	$1,461,998	$6,840,691	$3,220,830	$8,826,123
Net realized gains (losses)	(23,787,785)	44,616,742	5,799,020	43,925,032
Net change in unrealized appreciation (depreciation)	57,537,551	(97,729,229)	65,509,985	(103,150,578)
Net increase (decrease) in net assets resulting from operations	35,211,764	(46,271,796)	74,529,835	(50,399,423)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(4,250,963)	(6,169,631)	(6,008,031)	(6,843,779)
Class A	(2,029,291)	(475,579)	(2,463,915)	(1,999,075)
Class C	(130,512)	(8,797)	(130,596)	(90,520)
Class R	—	—	(223,583)	(131,889)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(6,410,766)	(6,654,007)	(8,826,125)	(9,065,263)
Capital Share Transactions (Note 5):
Net decrease in net assets resulting from capital share transactions	(284,385,698)	(102,154,276)	(68,046,412)	(183,143,627)
Net Assets:
Total decrease in net assets	(255,584,700)	(155,080,079)	(2,342,702)	(242,608,313)
Beginning of period	383,906,201	538,986,280	482,273,595	724,881,908
End of period	$128,321,501	$383,906,201	$479,930,893	$482,273,595
Undistributed net investment income	$1,461,998	$6,410,766	$3,220,829	$8,826,124
.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income	$1,318,985	$16,657,049	$921,274	$2,461,172
Net realized gains (losses)	66,195,187	98,685,655	37,829,188	(36,500,999)
Net change in unrealized appreciation (depreciation)	378,626,825	(518,722,360)	157,400,417	(157,245,043)
Net increase (decrease) in net assets resulting from operations	446,140,997	(403,379,656)	196,150,879	(191,284,870)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(5,491,081)	(8,441,105)	(2,949,850)	(2,304,482)
Class A	(590,653)	(458,979)	—	(172,473)
Class C	—	—	—	—
Class R	(13,844)	—	—	—
Net realized gains:
Class I	(21,970,175)	(241,166,879)	—	(83,903,099)
Class A	(3,941,402)	(53,451,452)	—	(16,251,914)
Class C	(865,957)	(14,053,381)	—	(3,320,258)
Class R	(181,505)	(1,893,363)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(33,054,617)	(319,465,159)	(2,949,850)	(105,952,226)
Capital Share Transactions (Note 5):
Net decrease in net assets resulting from capital share transactions	(278,874,892)	(486,019,507)	(198,511,150)	(51,371,484)
Net Assets:
Total increase (decrease) in net assets	134,211,488	(1,208,864,322)	(5,310,121)	(348,608,580)
Beginning of period	2,057,541,182	3,266,405,504	833,062,008	1,181,670,588
End of period	$2,191,752,670	$2,057,541,182	$827,751,887	$833,062,008
Undistributed net investment income (loss)	$(8,222,370)	$(3,445,777)	$(500,011)	$1,528,565

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income	$90,111	$102,091	$7,763	$70,240
Net realized gains (losses)	199,149	(847,614)	95,227	(156,568)
Net change in unrealized appreciation (depreciation)	3,996,092	(174,138)	898,688	(481,740)
Net increase (decrease) in net assets resulting from operations	4,285,352	(919,661)	1,001,678	(568,068)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(145,133)	(66,248)	(54,261)	(57,419)
Class A	(1,679)	(1,275)	(1,332)	(769)
Net realized gains:
Class I	—	(383,431)	—	(298,490)
Class A	—	(10,065)	—	(5,594)
Net decrease in net assets resulting from dividends and distributions to shareholders	(146,812)	(461,019)	(55,593)	(362,272)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	467,923	591,725	779,836	(24,916)
Net Assets:
Total increase (decrease) in net assets	4,606,463	(788,955)	1,725,921	(955,256)
Beginning of period	14,678,119	15,467,074	5,298,666	6,253,922
End of period	$19,284,582	$14,678,119	$7,024,587	$5,298,666
Undistributed net investment income (loss)	$(20,239)	$36,462	$(1,442)	$46,388

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		Value Opportunities Fund
	Six months ended December 31, 2016 (unaudited)	Period ended June 30, 2016+	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income (loss)	$(1,231)	$28,698	$2,294,251	$14,420,305
Net realized gains (losses)	23,845	18,639	3,706,275	(15,580,571)
Net change in unrealized appreciation (depreciation)	228,421	(91,417)	89,158,209	(66,041,108)
Net increase (decrease) in net assets resulting from operations	251,035	(44,080)	95,158,735	(67,201,374)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(32,331)	—	(6,518,819)	(5,431,109)
Class A	—	—	(2,482,498)	(2,859,531)
Class C	—	—	(798,800)	(725,496)
Net realized gains:
Class I	(44,837)	—	—	(38,107,828)
Class A	—	—	—	(23,383,446)
Class C	—	—	—	(10,200,196)
Net decrease in net assets resulting from dividends and distributions to shareholders	(77,168)	—	(9,800,117)	(80,707,606)
Capital Share Transactions (Note 5):
Net increase (decrease) in net assets resulting from capital share transactions	77,168	1,850,000	(38,923,276)	(37,649,901)
Net Assets:
Total increase (decrease) in net assets	251,035	1,805,920	46,435,342	(185,558,881)
Beginning of period	1,805,920	—	455,928,366	641,487,247
End of period	$2,056,955	$1,805,920	$502,363,708	$455,928,366
Undistributed net investment income (loss)	$(5,016)	$28,546	$(2,238,319)	$5,267,547

+ The Fund commenced operations on December 31, 2015.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016	Six months ended December 31, 2016 (unaudited)	Year ended June 30, 2016
Operations:
Net investment income	$646,775	$2,228,024	$82,344,572	$157,313,326
Net realized losses	(301,984)	(2,154,092)	(29,376,024)	(58,478,698)
Net change in unrealized appreciation (depreciation)	4,802,115	(4,225,701)	146,082,440	(136,964,567)
Net increase (decrease) in net assets resulting from operations	5,146,906	(4,151,769)	199,050,988	(38,129,939)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(379,751)	(1,256,258)	(64,971,702)	(120,335,062)
Class A	(393,267)	(1,033,766)	(18,247,319)	(38,822,614)
Class C	—	—	(81,025)	(169,890)
Net realized gains:
Class I	—	(1,031,274)	—	(14,726,301)
Class A	—	(941,388)	—	(4,896,486)
Class C	—	—	—	(24,422)
Net decrease in net assets resulting from dividends and distributions to shareholders	(773,018)	(4,262,686)	(83,300,046)	(178,974,775)
Capital Share Transactions (Note 5):
Net decrease in net assets resulting from capital share transactions	(6,544,830)	(29,759,548)	(13,201,682)	(38,677,984)
Net Assets:
Total increase (decrease) in net assets	(2,170,942)	(38,174,003)	102,549,260	(255,782,698)
Beginning of period	38,182,100	76,356,103	2,490,430,986	2,746,213,684
End of period	$36,011,158	$38,182,100	$2,592,980,246	$2,490,430,986
Undistributed net investment income (loss)	$(28,034)	$98,209	$(1,239,632)	$(284,158)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$14.31	$0.10	$2.64	$2.74	$(0.84)	$—	$(0.84)
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)
Class A
Six months ended 12/31/2016*	14.36	0.10	2.63	2.73	(0.82)	—	(0.82)
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)
Class C
Six months ended 12/31/2016*	14.23	0.03	2.61	2.64	(0.73)	—	(0.73)
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2016*	$16.21	19.02%	$84,249	0.95%[3]	1.10%[3]	1.28%[3]
Year ended 6/30/2016	14.31	–8.59	342,046	0.95	1.03	1.52
Year ended 6/30/2015	15.89	5.30	481,815	0.95	0.99	1.18
Year ended 6/30/2014	15.47	24.98	485,541	0.95	1.01	2.72
Year ended 6/30/2013	12.53	29.65	367,963	0.95	1.06	1.47
Year ended 6/30/2012	9.82	–0.01	320,916	0.95	1.06	1.73
Class A
Six months ended 12/31/2016*	16.27	18.87	41,110	1.20[3]	1.46[3]	1.23[3]
Year ended 6/30/2016	14.36	–8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.92	5.07	52,752	1.20	1.24	0.92
Year ended 6/30/2014	15.50	24.68	59,173	1.20	1.26	2.71
Year ended 6/30/2013	12.57	29.25	35,251	1.20	1.31	1.21
Year ended 6/30/2012	9.86	–0.18	34,731	1.20	1.31	1.46
Class C
Six months ended 12/31/2016*	16.14	18.42	2,962	1.95[3]	2.21[3]	0.44[3]
Year ended 6/30/2016	14.23	–9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.76	4.27	4,419	1.95	1.99	0.17
Year ended 6/30/2014	15.20	23.70	4,429	1.95	2.01	1.28
Year ended 6/30/2013	12.35	28.28	11,815	1.95	2.06	0.45
Year ended 6/30/2012	9.72	–0.92	12,062	1.95	2.06	0.73

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2016	2015	2014	2013	2012
Portfolio turnover rate	12%	35%	38%	33%	44%	42%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$25.06	$0.20	$4.06	$4.26	$(0.56)	$—	$(0.56)
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)
Class A
Six months ended 12/31/2016*	24.91	0.16	4.03	4.19	(0.48)	—	(0.48)
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)
Class C
Six months ended 12/31/2016*	24.29	0.06	3.91	3.97	(0.17)	—	(0.17)
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)
Class R
Six months ended 12/31/2016*	25.02	0.13	4.05	4.18	(0.44)	—	(0.44)
Year ended 6/30/2016	27.16	0.28	(2.16)	(1.88)	(0.26)	—	(0.26)
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2016*	$28.76	16.95%	$298,112	1.02%[3]	1.02%[3]	1.46%[3]
Year ended 6/30/2016	25.06	–6.42	305,282	1.01	1.01	1.55
Year ended 6/30/2015	27.21	5.17	479,488	0.99	0.99	1.30
Year ended 6/30/2014	26.65	26.52	500,102	1.01	1.01	3.04
Year ended 6/30/2013	21.35	30.48	389,300	1.05	1.05	1.68
Year ended 6/30/2012	16.80	1.22	316,081	1.05	1.05	1.96
Class A
Six months ended 12/31/2016*	28.62	16.74	146,173	1.27[3]	1.27[3]	1.21[3]
Year ended 6/30/2016	24.91	–6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.68	0.99	155,767	1.30	1.30	1.66
Class C
Six months ended 12/31/2016*	28.09	16.31	20,454	2.02[3]	2.02[3]	0.46[3]
Year ended 6/30/2016	24.29	–7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.26	0.29	23,891	2.05	2.05	0.92
Class R
Six months ended 12/31/2016*	28.76	16.65	15,192	1.52[3]	1.52[3]	0.96[3]
Year ended 6/30/2016	25.02	–6.88	13,186	1.51	1.51	1.12
Year ended 6/30/2015	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.77	0.80	10,812	1.55	1.55	1.42

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2016	2015	2014	2013	2012
Portfolio turnover rate	14%	39%	39%	57%	41%	59%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$30.55	$0.03	$7.29	$7.32	$(0.11)	$(0.46)	$(0.57)
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)
Class A
Six months ended 12/31/2016*	30.13	(0.01)	7.19	7.18	(0.07)	(0.46)	(0.53)
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—
Class C
Six months ended 12/31/2016*	26.78	(0.12)	6.37	6.25	—	(0.46)	(0.46)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—
Class R
Six months ended 12/31/2016*	30.21	(0.05)	7.19	7.14	(0.03)	(0.46)	(0.49)
Year ended 6/30/2016	40.04	0.09	(5.49)	(5.40)	—	(4.43)	(4.43)
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)
Year ended 6/30/2012	24.95	0.00[4]	0.97	0.97	—	—	—

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2016*	$37.30	23.93%	$1,802,055	1.03%[3]	1.03%[3]	0.20%[3]
Year ended 6/30/2016	30.55	–13.23	1,659,480	1.02	1.02	0.75
Year ended 6/30/2015	40.43	–0.70	2,492,532	1.00	1.00	0.35
Year ended 6/30/2014	45.15	28.10	2,542,569	1.01	1.01	0.52
Year ended 6/30/2013	35.36	36.51	1,627,378	1.07	1.07	0.55
Year ended 6/30/2012	26.02	4.33	1,058,806	1.10	1.10	0.54
Class A
Six months ended 12/31/2016*	36.78	23.79	313,539	1.28[3]	1.28[3]	(0.06)[3]
Year ended 6/30/2016	30.13	–13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	39.91	–0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	25.75	4.08	217,069	1.35	1.35	0.28
Class C
Six months ended 12/31/2016*	32.57	23.30	61,615	2.03[3]	2.03[3]	(0.81)[3]
Year ended 6/30/2016	26.78	–14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	36.24	–1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.97	3.32	15,072	2.10	2.10	(0.53)
Class R
Six months ended 12/31/2016*	36.86	23.61	14,544	1.53[3]	1.53[3]	(0.29)[3]
Year ended 6/30/2016	30.21	–13.64	11,471	1.52	1.52	0.26
Year ended 6/30/2015	40.04	–1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	25.92	3.89	4,762	1.60	1.60	0.02

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2016	2015	2014	2013	2012
Portfolio turnover rate	18%	42%	54%	55%	66%	72%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$46.46	$0.07	$12.67	$12.74	$(0.24)	$—	$(0.24)
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—
Class A
Six months ended 12/31/2016*	46.09	0.01	12.56	12.57	—	—	—
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—
Class C
Six months ended 12/31/2016*	39.09	(0.16)	10.63	10.47	—	—	—
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2016*	$58.96	27.41%	$704,506	1.04%[3]	1.04%[3]	0.28%[3]
Year ended 6/30/2016	46.46	–15.63	699,420	1.04	1.04	0.33
Year ended 6/30/2015	61.67	4.64	951,911	1.06	1.06	0.43
Year ended 6/30/2014	66.62	32.40	785,915	0.99	0.99	0.21
Year ended 6/30/2013	54.84	31.88	452,702	1.03	1.03	0.67
Year ended 6/30/2012	41.83	–4.72	296,436	1.09	1.09	0.73
Class A
Six months ended 12/31/2016*	58.66	27.25	102,272	1.29[3]	1.29[3]	0.03[3]
Year ended 6/30/2016	46.09	–15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	41.67	–4.95	39,803	1.34	1.34	0.39
Class C
Six months ended 12/31/2016*	49.56	26.75	20,974	2.04[3]	2.04[3]	(0.72)[3]
Year ended 6/30/2016	39.09	–16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	37.84	–5.66	10,970	2.09	2.09	(0.29)

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2016	2015	2014	2013	2012
Portfolio turnover rate	11%	45%	43%	43%	35%	37%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Amount is less than $0.005.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$9.12	$0.06	$2.60	$2.66	$(0.09)	$—	$(0.09)
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)
Year from 6/30/2014[4] to 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)
Class A
Six months ended 12/31/2016*	9.09	0.04	2.60	2.64	(0.07)	—	(0.07)
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)
Year from 6/30/2014[4] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2016*	$11.69	29.17%	$18,676	0.90%[3]	1.85%[3]	1.08%[3]
Year ended 6/30/2016	9.12	–5.80	14,446	1.25	2.13	0.72
Year from 6/30/2014[4] to 6/30/2015	10.01	2.93	15,337	1.25	3.75	0.48
Class A
Six months ended 12/31/2016*	11.66	28.98	608	1.15[3]	2.10[3]	0.84[3]
Year ended 6/30/2016	9.09	–6.14	232	1.50	2.38	0.53
Year from 6/30/2014[4] to 6/30/2015	10.00	2.71	130	1.50	4.25	0.29

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2016	2015
Portfolio turnover rate	8%	89%	40%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$10.10	$0.01	$1.84	$1.85	$(0.10)	$—	$(0.10)
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)
Period from 12/31/2012[4] to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—
Class A
Six months ended 12/31/2016*	10.09	0.01	1.83	1.84	(0.08)	—	(0.08)
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)
Period from 8/30/2013[4] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2016*	$11.85	18.25%	$6,812	1.10%[3]	4.07%[3]	0.26%[3]
Year ended 6/30/2016	10.10	–9.25	5,199	1.10	4.14	1.25
Year ended 6/30/2015	11.93	–1.98	6,144	1.10	4.34	1.11
Year ended 6/30/2014	13.31	25.98	3,867	1.10	6.26	3.29
Period from 12/31/2012[4] to 6/30/2013	11.49	14.90	2,024	1.10[3]	11.75[3]	2.22[3]
Class A
Six months ended 12/31/2016*	11.85	18.21	213	1.35[3]	4.24[3]	0.10[3]
Year ended 6/30/2016	10.09	–9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	11.91	–2.22	110	1.35	4.77	0.79
Period from 8/30/2013[4] to 6/30/2014	13.29	21.88	137	1.35[3]	6.58[3]	3.21[3]

	Six Months Ended	Year Ended June 30,			Period December 31, 2012[4] through June 30,
	December 31, 2016*	2016	2015	2014	2013
Portfolio turnover rate	22%	52%	42%	52%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$9.76	$(0.01)	$1.36	$1.35	$(0.17)	$(0.24)	$(0.41)
Period from 12/31/2015[4] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2016*	$10.70	13.90%	$2,057	1.15%[3]	7.41%[3]	(0.13)%[3]
Period from 12/31/2015[4] to 6/30/2016	9.76	–2.40	1,806	1.15[3]	12.67[3]	3.17[3]

	Six Months Ended December 31, 2016*	Period December 31, 2015[4] through June 30, 2016
Portfolio turnover rate	18%	17%

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$22.21	$0.14	$4.93	$5.07	$(0.59)	$—	$(0.59)
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)
Class A
Six months ended 12/31/2016*	22.21	0.12	4.92	5.04	(0.51)	—	(0.51)
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)
Class C
Six months ended 12/31/2016*	20.68	0.03	4.56	4.59	(0.32)	—	(0.32)
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2016*	$26.69	22.81%	$308,636	1.00%[3]	1.00%[3]	1.15%[3]
Year ended 6/30/2016	22.21	–10.48	259,421	1.00	1.00	2.80
Year ended 6/30/2015	29.13	6.75	363,363	0.96	0.96	1.42
Year ended 6/30/2014	29.88	25.67	265,138	0.99	0.99	1.25
Year ended 6/30/2013	25.46	32.28	105,332	1.03	1.03	1.45
Year ended 6/30/2012	20.44	–0.20	41,079	1.10	1.10	1.73
Class A
Six months ended 12/31/2016*	26.74	22.69	132,513	1.25[3]	1.25[3]	0.97[3]
Year ended 6/30/2016	22.21	–10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.13	6.47	201,477	1.21	1.21	1.19
Year ended 6/30/2014	29.88	25.34	165,608	1.24	1.24	0.91
Year ended 6/30/2013	25.48	31.98	103,822	1.28	1.28	1.22
Year ended 6/30/2012	20.46	–0.45	32,022	1.35	1.35	1.45
Class C
Six months ended 12/31/2016*	24.95	22.19	61,214	2.00[3]	2.00[3]	0.24[3]
Year ended 6/30/2016	20.68	–11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	27.41	5.65	76,647	1.96	1.96	0.43
Year ended 6/30/2014	28.31	24.44	52,042	1.99	1.99	0.17
Year ended 6/30/2013	24.28	30.97	24,728	2.03	2.03	0.44
Year ended 6/30/2012	19.50	–1.22	11,308	2.10	2.10	0.69

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2015	2014	2013	2012	2011
Portfolio turnover rate	48%	62%	101%	45%	98%	123%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$10.56	$0.22	$1.48	$1.70	$(0.27)	$—	$(0.27)
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)
Class A
Six months ended 12/31/2016*	10.97	0.21	1.52	1.73	(0.25)	—	(0.25)
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2016*	$11.99	16.22%	$15,017	0.80%[3]	1.36%[3]	3.83%[3]
Year ended 6/30/2016	10.56	–4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.22	0.69	33,958	0.80	1.05	3.75
Year ended 6/30/2014	12.85	19.71	21,399	0.80	1.34	4.61
Year ended 6/30/2013	11.83	18.45	11,348	0.80	1.85	4.51
Year ended 6/30/2012	10.57	7.76	8,588	0.80	2.81	5.06
Class A
Six months ended 12/31/2016*	12.45	15.92	20,994	1.05[3]	1.61[3]	3.62[3]
Year ended 6/30/2016	10.97	–4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	12.65	0.73	42,398	1.05	1.30	3.39
Year ended 6/30/2014	13.24	19.17	47,872	1.05	1.51	4.76
Year ended 6/30/2013	12.18	20.34	13,782	1.05	1.99	4.31
Year ended 6/30/2012	10.67	8.37	333	1.05	3.06	4.93

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2016	2015	2014	2013	2012
Portfolio turnover rate	27%	93%	62%	53%	65%	38%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2016*	$11.47	$0.38	$0.55[4]	$0.93	$(0.39)	$—	$(0.39)
Year ended 6/30/2016	12.51	0.76	(0.94)[4]	(0.18)	(0.77)	(0.09)	(0.86)
Year ended 6/30/2015	13.37	0.70	(0.75)[4]	(0.05)	(0.71)	(0.10)	(0.81)
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)
Class A
Six months ended 12/31/2016*	11.40	0.36	0.54[4]	0.90	(0.37)	—	(0.37)
Year ended 6/30/2016	12.43	0.73	(0.94)[4]	(0.21)	(0.73)	(0.09)	(0.82)
Year ended 6/30/2015	13.29	0.67	(0.75)[5]	(0.08)	(0.68)	(0.10)	(0.78)
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)
Class C
Six months ended 12/31/2016*	11.47	0.32	0.55[4]	0.87	(0.33)	—	(0.33)
Year ended 6/30/2016	12.50	0.65	(0.94)[6]	(0.29)	(0.65)	(0.09)	(0.74)
Year ended 6/30/2015	13.36	0.58	(0.76)[4]	(0.18)	(0.58)	(0.10)	(0.68)
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)
Period from 12/31/2012[7] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2016*	$12.01	8.15%	$2,053,306	0.70%[3]	0.73%[3]	6.37%[3]
Year ended 6/30/2016	11.47	–1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	12.51	–0.26	2,060,504	0.70	0.73	5.56
Year ended 6/30/2014	13.37	11.51	1,127,080	0.70	0.75	5.82
Year ended 6/30/2013	12.83	11.70	686,718	0.70	0.75	6.23
Year ended 6/30/2012	12.28	6.02	426,041	0.70	0.76	7.76
Class A
Six months ended 12/31/2016*	11.93	7.96	536,355	0.95[3]	0.98[3]	6.13[3]
Year ended 6/30/2016	11.40	–1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	12.43	–0.54	682,129	0.95	0.98	5.31
Year ended 6/30/2014	13.29	11.28	607,104	0.95	1.00	5.59
Year ended 6/30/2013	12.75	11.37	410,060	0.95	1.00	5.91
Year ended 6/30/2012	12.21	5.66	105,472	0.95	1.01	7.47
Class C
Six months ended 12/31/2016*	12.01	7.61	3,320	1.70[3]	1.73[3]	5.35[3]
Year ended 6/30/2016	11.47	–2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	12.50	–1.25	3,581	1.70	1.73	4.53
Year ended 6/30/2014	13.36	10.40	3,623	1.70	1.75	4.72
Period from 12/31/2012[7] to 6/30/2013	12.82	1.91	812	1.70[3]	1.74[3]	4.73[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2016*	2016	2015	2014	2013	2012
Portfolio turnover rate	20%	45%	44%	51%	66%	57%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Redemption fees per share were less than $0.005.

5  Includes redemption fees per share of $0.01.

6  Includes redemption fees per share of $0.02.

7  Commencement of operations.

*  Unaudited.
The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2016 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors and the International Value Fund is not offering Class A or Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2016:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$128,239,543	$467,535,203	$1,975,851,195	$811,908,367	$18,776,587
Investment Companies	—	—	—	—	473,240
Money Market Funds	—	—	6,304,168	5,786,516	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	134,920,773	8,715,865	—
Industrials	—	—	51,544,079	—	—
Time Deposits	182,134	16,890,844	26,879,532	924,023	509,524
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$128,421,677	$484,426,047	$2,195,499,747	$827,334,771	$19,759,351
	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$4,406,931	$622,512	$348,938,284	$17,835,346	$1,116,112
Investment Companies	—	—	1,057,531	102,012	—
Preferred Stocks	—	—	618,986	128,081	54,122,134
Convertible Preferred Stocks	—	—	—	83,613	4,296,860
Warrants	—	—	3,334,329	—	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	155,634	70,861	—	—	—
Consumer Staples	75,972	33,533	—	—	—
Energy	471,274	139,013	32,424,505	1,772,729	—
Energy — Exploration & Production	—	—	—	—	11,362,820
Financials	637,597	374,390	14,702,860	—	—
Health Care	219,739	180,581	—	147,655	—
Industrials	905,353	390,153	40,024,979	871,518	—
Information Technology	53,954	104,434	3,010,667	161,864	—
Materials	—	42,769	1,240,118	219,496	—
Metals/Mining Excluding Steel	—	—	—	—	19,517,968
Oil Field Equipment & Services	—	—	—	—	5,173,758
Oil Refining & Marketing	—	—	—	—	705,106
Telecommunication Services	34,237	66,655	—	—	—
Preferred Stocks:
Financials	—	—	1,383,469	—	—
Corporate Bonds	—	—	37,620,077	12,812,529	2,291,006,140
Asset-Backed Securities	—	—	—	—	11,373,439
Convertible Bonds	—	—	—	—	15,990,947
Term Loans	—	—	5,628,800	604,753	75,877,120
Purchased Put Options	—	—	446,250	—	—
Warrants	—	—	341,384	4,251	1,226,951
Time Deposits	81,813	60,422	45	1,593,849	49,751,831
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	—	0
Consumer Discretionary	—	—	—	137,669	—
Specialty Retail	—	—	—	—	11,531,404
Corporate Bonds	—	—	1,095,002	23,954	370,340
Total Investments	$7,042,504	$2,085,323	$491,867,286	$36,499,319	$2,553,422,930
Other Financial Instruments
Level 1 — Quoted prices in an active market			$—		$—
Level 2 — Other significant observable market inputs:
Futures Contracts*			434,151		—
Credit Default Swap Contracts*			—		(289,548)
Level 3 — Significant unobservable inputs				—	—
Total Other Financial Instruments			$434,151		$(289,548)

* Futures contracts and credit default swap contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $1,430,032 in the Small Cap Value Fund, $48,437 in the Global Value Fund, $33,109 in the International Value Fund and $2,584,937 in the Value Opportunities Fund using market values as of December 31, 2016. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on December 31, 2016. There were transfers from Level 2 to Level 1 of $13,776 in the Small Cap Diversified Value Fund using market values as of December 31, 2016. The transfers were due to increased trading volume on December 31, 2016. There were transfers from Level 2 to Level 1 of $12,089 in the International Value Fund using market values as of December 31, 2016. The transfers were due to securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were transfers from Level 2 to Level 3 of $0 in the Value Opportunities Fund, $0 in the Capital Income Fund and $0 in the High Yield Fund using market values as of December 31, 2016. The transfers were due to lack of observable inputs on December 31, 2016. There were no transfers into or out of Level 1 or Level 2 during the six months ended December 31, 2016 for the Diversified Value Fund, Large Cap Value Fund and Mid-Cap Value Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2016:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	High Yield
Equity Contracts:
Purchased Put Options	Long-term investments	$446,250	$—
Foreign Exchange Contracts:
Futures Contracts	Net unrealized appreciation of futures contracts*	434,151	—
Liability Derivatives
	Location on Statements of Assets & Liabilities	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	Premiums received for credit default swap contracts	$—	$509,469
	Unrealized depreciation on credit default swap contracts	—	289,548

* Includes cumulative appreciation of futures contracts as reported in the "Net Assets consist of:" section on the Statements of Assets & Liabilities.

The following is a summary of the Funds' realized gains and change in unrealized depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2016:

Realized Gains on Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$125,098
Equity Contracts:
Purchased Put Options	—	—
Foreign Exchange Contracts:
Futures Contracts	1,481,345	—
Change in Unrealized Depreciation on Derivatives
	Value Opportunities	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$(520,399)
Equity Contracts:
Purchased Put Options	(1,407,750)*	—
Foreign Exchange Contracts:
Futures Contracts	(905,662)	—

* Included with net change in unrealized appreciation (depreciation) of securities and foreign currency transactions

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2016:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1
Average Notional Amount — Credit Default Swap Contracts	$—	$24,516,667
Equity Contracts:
Average Number of Contracts — Purchased Put Options	4,500	—
Average Market Value — Purchased Put Options	$1,206,333	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	238	—
Average Notional Amount — Futures Contracts	$21,459,201	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2016:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Liabilities:
Credit Default Swap Contracts:
High Yield	$289,548	$—	$289,548	$289,548	$—	$—
Futures Contracts:
Value Opportunities	35,600	—	35,600	—	35,600	—
Securities Lending:
Mid-Cap Value	6,304,168	—	6,304,168	6,304,168	—	—
Small Cap Value	5,786,516	—	5,786,516	5,786,516	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2017.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.65%	0.80%	0.85%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	0.90%	1.10%	1.15%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.15%	1.35%	1.40%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	1.90%	2.10%	2.15%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the International Value Fund's first twelve months of operations.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the six months ended December 31, 2016, Stephens Inc. did not receive any front-end sales charges for Class A shares.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2016, the Funds' purchases and sales of securities pursuant to Rule 17a-7 under the 1940 Act were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value		Small Cap Diversified Value	Global Value	International Value	Value Opportunities		Capital Income		High Yield
Purchases	$—	$—	$—	$—		$—	$—	$—	$—		$—		$9,291,290
Sales	—	—	—	475,735	*	—	—	—	4,019,250	*	3,675,514	*	4,353,887	*

* Resulted in a realized gain of $408,203 for the Value Opportunities Fund and a realized loss of $(1,448,083) for the Small Cap Value Fund, $(86,016) for the Capital Income Fund and $(125,943) for the High Yield Fund.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2016 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases	$27,874,868	$65,420,034	$368,554,848	$88,868,800	$1,913,020	$1,937,430	$345,931	$219,427,587	$9,487,232	$520,386,033
Sales	310,941,796	148,506,046	705,667,681	278,737,935	1,323,997	1,287,037	386,314	269,082,508	16,686,361	491,210,748

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2016.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2016:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$470,934,545	$600,002,841	$2,478,267,171	$872,357,679	$14,829,087	$5,790,623	$1,910,019	$518,831,532	$41,770,724	$2,556,386,059
Gross unrealized appreciation	22,265,268	18,153,306	177,675,608	99,453,470	1,391,353	445,535	75,413	30,871,476	2,248,076	47,974,738
Gross unrealized depreciation	(114,590,593)	(136,983,534)	(600,429,637)	(149,446,841)	(1,677,255)	(920,873)	(171,613)	(95,896,402)	(6,366,618)	(248,318,003)
Net unrealized depreciation	(92,325,325)	(118,830,228)	(422,754,029)	(49,993,371)	(285,902)	(475,338)	(96,200)	(65,024,926)	(4,118,542)	(200,343,265)
Distributable ordinary income (as of 6/30/16)	6,410,766	8,826,124	—	1,403,606	47,852	50,914	52,402	6,163,835	201,332	2,838,591
Distributable long-term gains (as of 6/30/16)	—	—	16,229,261	—	—	—	—	—	—	—
Total distributable earnings	6,410,766	8,826,124	16,229,261	1,403,606	47,852	50,914	52,402	6,163,835	201,332	2,838,591
Other accumulated losses	(588,079,310)	(1,013,032,925)	(15,916)	(72,743,656)	(672,319)	(207,376)	(282)	(12,067,110)	(2,426,746)	(60,034,769)
Total accumulated losses	$(673,993,869)	$(1,123,037,029)	$(406,540,684)	$(121,333,421)	$(910,369)	$(631,800)	$(44,080)	$(70,928,201)	$(6,343,956)	$(257,539,443)

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-deferred transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2016, the Capital Income Fund no longer held any securities relating to the transfers.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2016, the Global Value Fund held securities with $36,636 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2016, the Small Cap Diversified Value Fund held securities with $137,277 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2016 and 2015, capital loss carryovers as of June 30, 2016, and any tax basis late year losses as of June 30, 2016, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2016					June 30, 2015
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$6,654,007	$—	$(588,079,310)[1]	$45,494,662	$—	$12,803,931	$—
Large Cap Value	9,065,263	—	(1,013,032,925)[2]	43,985,617	—	21,717,397	—
Mid-Cap Value	55,712,891	263,752,268	—	—	—	44,412,431	266,887,010
Small Cap Value	13,927,630	92,024,596	—	—	72,744,177	20,071,822	100,654,562
Small Cap Diversified Value	106,389	354,630	—	—	660,933	102,942	42,529
Global Value	149,795	212,477	—	—	207,308	190,514	215,575
International Value*	—	—	—	—	—	—	—
Value Opportunities	38,433,633	42,273,973	(12,068,399)[3]	—	—	16,452,433	30,736,003
Capital Income	2,852,349	1,410,337	—	—	2,379,969	3,371,754	713,388
High Yield	165,642,889	13,331,886	—	—	57,142,871	124,042,629	14,239,999

* The Fund commenced operations on December 31, 2015.

1 $346,542,049 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.

2 $570,436,487 expires on 6/30/2017 and $442,596,438 expires on 6/30/2018.

3 $10,130,130 is short-term with no expiration and $1,938,269 is long-term with no expiration.

As of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2016, the Funds did not incur any interest or penalties. The tax years ended June 30, 2013 through June 30, 2016 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2016
Diversified Value Fund
Class I	316,989	$4,801,810	244,219	$4,041,821	(19,271,926)	$(290,152,160)	(18,710,718)	$(281,308,529)
Class A	40,468	645,925	54,517	905,529	(251,737)	(3,882,253)	(156,752)	(2,330,799)
Class C	10,413	166,321	4,952	81,656	(66,176)	(994,347)	(50,811)	(746,370)
Total net increase (decrease)	367,870	5,614,056	303,688	5,029,006	(19,589,839)	(295,028,760)	(18,918,281)	(284,385,698)
Large Cap Value Fund
Class I	717,997	19,613,104	194,155	5,706,224	(2,727,055)	(73,662,097)	(1,814,903)	(48,342,769)
Class A	203,816	5,597,070	65,925	1,927,647	(893,820)	(23,787,862)	(624,079)	(16,263,145)
Class C	17,254	458,599	2,686	77,122	(157,855)	(4,087,662)	(137,915)	(3,551,941)
Class R	63,248	1,759,978	4,446	130,667	(66,380)	(1,779,202)	1,314	111,443
Total net increase (decrease)	1,002,315	27,428,751	267,212	7,841,660	(3,845,110)	(103,316,823)	(2,575,583)	(68,046,412)
Mid-Cap Value Fund
Class I	4,119,979	139,481,470	667,636	25,370,176	(10,792,908)	(359,116,546)	(6,005,293)	(194,264,900)
Class A	526,830	17,911,554	79,503	2,978,963	(2,768,435)	(91,083,162)	(2,162,102)	(70,192,645)
Class C	35,697	1,115,168	19,068	633,072	(574,139)	(16,579,176)	(519,374)	(14,830,936)
Class R	126,487	4,134,550	2,932	110,120	(114,590)	(3,831,081)	14,829	413,589
Total net increase (decrease)	4,808,993	162,642,742	769,139	29,092,331	(14,250,072)	(470,609,965)	(8,671,940)	(278,874,892)
Small Cap Value Fund
Class I	891,163	46,649,434	31,464	1,872,419	(4,028,986)	(206,812,589)	(3,106,359)	(158,290,736)
Class A	124,588	6,555,291	—	—	(840,057)	(42,661,060)	(715,469)	(36,105,769)
Class C	5,530	243,073	—	—	(101,847)	(4,357,718)	(96,317)	(4,114,645)
Total net increase (decrease)	1,021,281	53,447,798	31,464	1,872,419	(4,970,890)	(253,831,367)	(3,918,145)	(198,511,150)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2016
Small Cap Diversified Value Fund
Class I	1,024	$10,305	12,237	$145,133	(4)	$(47)	13,257	$155,391
Class A	27,336	320,755	142	1,679	(889)	(9,902)	26,589	312,532
Total net increase (decrease)	28,360	331,060	12,379	146,812	(893)	(9,949)	39,846	467,923
Global Value Fund
Class I	65,132	750,581	4,453	53,569	(10,001)	(112,715)	59,584	691,435
Class A	8,234	89,995	76	911	(212)	(2,505)	8,098	88,401
Total net increase (decrease)	73,366	840,576	4,529	54,480	(10,213)	(115,220)	67,682	779,836
International Value Fund
Class I	—	—	7,205	77,168	—	—	7,205	77,168
Total net increase	—	—	7,205	77,168	—	—	7,205	77,168
Value Opportunities Fund
Class I	1,449,192	36,524,026	152,247	4,107,620	(1,719,753)	(41,602,146)	(118,314)	(970,500)
Class A	536,377	13,610,045	69,948	1,890,685	(1,632,380)	(39,553,256)	(1,026,055)	(24,052,526)
Class C	116,218	2,685,547	22,269	562,082	(762,735)	(17,147,879)	(624,248)	(13,900,250)
Total net increase (decrease)	2,101,787	52,819,618	244,464	6,560,387	(4,114,868)	(98,303,281)	(1,768,617)	(38,923,276)
Capital Income Fund
Class I	92,895	1,098,476	22,185	253,301	(838,296)	(9,282,970)	(723,216)	(7,931,193)
Class A	327,704	3,948,488	26,397	313,976	(246,094)	(2,876,101)	108,007	1,386,363
Total net increase (decrease)	420,599	5,046,964	48,582	567,277	(1,084,390)	(12,159,071)	(615,209)	(6,544,830)
High Yield Fund
Class I	29,355,855	348,911,572	4,050,576	48,172,200	(26,652,201)	(316,977,502)[1]	6,754,230	80,106,270
Class A	3,005,334	35,153,764	1,504,952	17,779,189	(12,458,728)	(146,698,294)[1]	(7,948,442)	(93,765,341)
Class C	77,821	927,915	3,445	40,973	(43,424)	(511,499)[1]	37,842	457,389
Total net increase (decrease)	32,439,010	384,993,251	5,558,973	65,992,362	(39,154,353)	(464,187,295)	(1,156,370)	(13,201,682)
Year Ended June 30, 2016
Diversified Value Fund
Class I	3,317,230	48,184,171	433,133	6,111,503	(10,164,956)	(146,815,271)	(6,414,593)	(92,519,597)
Class A	198,601	2,883,002	16,810	238,372	(845,931)	(12,096,434)	(630,520)	(8,975,060)
Class C	69,997	993,478	441	6,229	(116,535)	(1,659,326)	(46,097)	(659,619)
Total net increase (decrease)	3,585,828	52,060,651	450,384	6,356,104	(11,127,422)	(160,571,031)	(7,091,210)	(102,154,276)
Large Cap Value Fund
Class I	2,854,379	71,009,801	267,389	6,476,172	(8,562,979)	(211,916,899)	(5,441,211)	(134,430,926)
Class A	731,231	18,228,374	65,397	1,576,071	(2,157,156)	(53,132,493)	(1,360,528)	(33,328,048)
Class C	210,807	5,156,094	2,073	48,923	(900,414)	(21,926,147)	(687,534)	(16,721,130)
Class R	163,071	4,110,743	3,040	73,717	(112,893)	(2,847,983)	53,218	1,336,477
Total net increase (decrease)	3,959,488	98,505,012	337,899	8,174,883	(11,733,442)	(289,823,522)	(7,436,055)	(183,143,627)
Mid-Cap Value Fund
Class I	10,396,737	344,873,822	7,474,912	231,199,037	(25,201,030)	(849,945,718)	(7,329,381)	(273,872,859)
Class A	1,736,617	56,614,843	1,244,368	38,002,986	(7,992,868)	(270,837,312)	(5,011,883)	(176,219,483)
Class C	205,166	5,764,927	305,016	8,314,737	(1,648,635)	(47,167,695)	(1,138,453)	(33,088,031)
Class R	130,635	4,226,831	35,959	1,102,498	(253,395)	(8,168,463)	(86,801)	(2,839,134)
Total net increase (decrease)	12,469,155	411,480,423	9,060,255	278,619,258	(35,095,928)	(1,176,119,188)	(13,566,518)	(486,019,507)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2016
Small Cap Value Fund
Class I	7,052,652	$347,910,877	1,199,125	$58,061,643	(8,633,234)	$(416,135,695)	(381,457)	$(10,163,175)
Class A	774,987	39,684,374	239,836	11,536,114	(1,731,886)	(86,370,513)	(717,063)	(35,150,025)
Class C	52,961	2,232,758	49,001	2,007,100	(242,921)	(10,298,142)	(140,959)	(6,058,284)
Total net increase (decrease)	7,880,600	389,828,009	1,487,962	71,604,857	(10,608,041)	(512,804,350)	(1,239,479)	(51,371,484)
Small Cap Diversified Value Fund
Class I	517	4,500	51,926	449,679	—	—	52,443	454,179
Class A	32,973	296,818	1,311	11,340	(21,698)	(170,612)	12,586	137,546
Total net increase (decrease)	33,490	301,318	53,237	461,019	(21,698)	(170,612)	65,029	591,725
Global Value Fund
Class I	38,923	385,881	34,821	350,644	(73,837)	(770,954)	(93)	(34,429)
Class A	4,574	54,500	632	6,363	(4,541)	(51,350)	665	9,513
Total net increase (decrease)	43,497	440,381	35,453	357,007	(78,378)	(822,304)	572	(24,916)
International Value Fund
Class I*	185,000	1,850,000	—	—	—	—	185,000	1,850,000
Total net increase	185,000	1,850,000	—	—	—	—	185,000	1,850,000
Value Opportunities Fund
Class I	6,224,607	146,625,457	1,386,534	31,294,079	(8,402,848)	(202,186,335)	(791,707)	(24,266,799)
Class A	2,520,450	62,463,721	923,754	20,876,846	(4,379,214)	(104,040,654)	(935,010)	(20,700,087)
Class C	1,130,976	25,896,105	357,550	7,555,041	(1,207,959)	(26,134,161)	280,567	7,316,985
Total net increase (decrease)	9,876,033	234,985,283	2,667,838	59,725,966	(13,990,021)	(332,361,150)	(1,446,150)	(37,649,901)
Capital Income Fund
Class I	1,215,224	12,791,570	123,284	1,298,726	(2,140,130)	(22,641,968)	(801,622)	(8,551,672)
Class A	222,282	2,587,747	151,923	1,665,925	(2,146,619)	(25,461,548)	(1,772,414)	(21,207,876)
Total net increase (decrease)	1,437,506	15,379,317	275,207	2,964,651	(4,286,749)	(48,103,516)	(2,574,036)	(29,759,548)
High Yield Fund
Class I	80,876,907	913,506,545	8,465,846	96,527,439	(89,864,300)	(1,024,179,236)[2]	(521,547)	(14,145,252)
Class A	6,022,934	69,227,333	3,778,823	42,813,270	(11,775,052)	(136,040,881)[2]	(1,973,295)	(24,000,278)
Class C	118,272	1,354,929	8,872	100,887	(175,143)	(1,988,270)[2]	(47,999)	(532,454)
Total net increase (decrease)	87,018,113	984,088,807	12,253,541	139,441,596	(101,814,495)	(1,162,208,387)	(2,542,841)	(38,677,984)

*  Commenced operations on December 31, 2015.

1  Net of redemption fees of $49,058 for Class I, $13,861 for Class A and $596 for Class C.

2  Net of redemption fees of $388,363 for Class I, $23,885 for Class A and $3,989 for Class C.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2016, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2016	Additions	Reductions	Share Balance At December 31, 2016	Dividend Income	Value At December 31, 2016
Navistar International Corp.+	4,648,000	—	3,249,000	1,399,000	$—	$43,886,630
Ophir Energy PLC	57,905,300	—	909,500	56,995,800	—	67,459,125

+ Issuer was not an affiliate as of December 31, 2016

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2016	Additions	Reductions	Share Balance At December 31, 2016	Dividend Income	Value At December 31, 2016
Hanger, Inc.	2,056,100	—	59,900	1,996,200	$—	$22,954,903
Hudson Global, Inc.	2,216,400	—	28,800	2,187,600	—	2,975,136
Miller Industries, Inc.+	707,800	—	175,100	532,700	215,322	14,089,915
Noranda Aluminum Holding Corp.	450,000	350,300	—	800,300	—	19,047
Real Industry, Inc.	2,420,708	—	85,800	2,334,908	—	14,242,939
Rush Enterprises, Inc.+	1,861,400	—	808,100	1,053,300	—	33,600,270
					$215,322

+ Issuer was not an affiliate as of December 31, 2016

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2016, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2016, the Value Opportunities Fund and High Yield Fund had outstanding unfunded loan commitments of $1,000,000 and $1,000,000, respectively.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

Regulatory Changes.  In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2016.

For the year ended June 30, 2016, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 69.24%, Small Cap Value Fund — 62.90%, Small Cap Diversified Value Fund — 94.67%, Global Value Fund — 31.56%, International Value Fund — 0.00%, Value Opportunities Fund — 15.78%, Capital Income Fund — 23.39%, High Yield Fund — 3.47%.

For the year ended June 30, 2016, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 75.18%, Small Cap Value Fund — 94.08%, Small Cap Diversified Value Fund — 95.12%, Global Value Fund — 99.08%, International Value Fund — 0.00%, Value Opportunities Fund — 28.45%, Capital Income Fund — 38.02%, High Yield Fund — 3.47%. Shareholders should consult their tax advisors.

For the year ended June 30, 2016, the Global Value Fund and International Value Fund earned foreign source income of $52,463 and $30,079, respectively, and paid foreign taxes of $5,608 and $2,630, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2016, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 4.00%, Small Cap Value Fund — 0.03%, Small Cap Diversified Value Fund — 0.07%, Global Value Fund — 0.03%, International Value Fund — 0.00%, Value Opportunities Fund — 20.18%, Capital Income Fund — 56.87%, High Yield Fund — 90.57%. For the year ended June 30, 2016, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 57.42%, Small Cap Value Fund — 71.79%, Small Cap Diversified Value Fund — 22.90%, Global Value Fund — 61.15%, International Value Fund — 0.00%, Value Opportunities Fund — 71.24%, Capital Income Fund — 19.71%, High Yield Fund — 3.41%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2016 – December 31, 2016).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,190.20	$5.24	$1,000.00	$1,020.42	$4.84	0.95%
Class A	1,000.00	1,188.70	6.62	1,000.00	1,019.16	6.11	1.20
Class C	1,000.00	1,184.20	10.74	1,000.00	1,015.38	9.91	1.95
Large Cap Value Fund
Class I	1,000.00	1,169.50	5.58	1,000.00	1,020.06	5.19	1.02
Class A	1,000.00	1,167.40	6.94	1,000.00	1,018.80	6.46	1.27
Class C	1,000.00	1,163.10	11.01	1,000.00	1,015.02	10.26	2.02
Class R	1,000.00	1,166.50	8.30	1,000.00	1,017.54	7.73	1.52
Mid-Cap Value Fund
Class I	1,000.00	1,239.30	5.81	1,000.00	1,020.01	5.24	1.03
Class A	1,000.00	1,237.90	7.22	1,000.00	1,018.75	6.51	1.28
Class C	1,000.00	1,233.00	11.43	1,000.00	1,014.97	10.31	2.03
Class R	1,000.00	1,236.10	8.62	1,000.00	1,017.49	7.78	1.53
Small Cap Value Fund
Class I	1,000.00	1,274.10	5.96	1,000.00	1,019.96	5.30	1.04
Class A	1,000.00	1,272.50	7.39	1,000.00	1,018.70	6.56	1.29
Class C	1,000.00	1,267.50	11.66	1,000.00	1,014.92	10.36	2.04
Small Cap Diversified Value Fund
Class I	1,000.00	1,291.70	5.20	1,000.00	1,020.67	4.58	0.90
Class A	1,000.00	1,289.80	6.64	1,000.00	1,019.41	5.85	1.15
Global Value Fund
Class I	1,000.00	1,182.50	6.05	1,000.00	1,019.66	5.60	1.10
Class A	1,000.00	1,182.10	7.43	1,000.00	1,018.40	6.87	1.35
International Value Fund
Class I	1,000.00	1,139.00	6.20	1,000.00	1,019.41	5.85	1.15

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 - 12/31/16	Annualized Expense Ratio
Value Opportunities Fund
Class I	$1,000.00	$1,228.10	$5.62	$1,000.00	$1,020.16	$5.09	1.00%
Class A	1,000.00	1,226.90	7.02	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,221.90	11.20	1,000.00	1,015.12	10.16	2.00
Capital Income Fund
Class I	1,000.00	1,162.20	4.36	1,000.00	1,021.17	4.08	0.80
Class A	1,000.00	1,159.20	5.71	1,000.00	1,019.91	5.35	1.05
High Yield Fund
Class I	1,000.00	1,081.50	3.67	1,000.00	1,021.68	3.57	0.70
Class A	1,000.00	1,079.60	4.98	1,000.00	1,020.42	4.84	0.95
Class C	1,000.00	1,076.10	8.90	1,000.00	1,016.64	8.64	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (365).

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1216-0217

DECEMBER 31, 2016

SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 27, 2017

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	February 27, 2017

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